UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

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BARNES GROUP INC.

(Name of Registrant as Specified In Its Charter)

BARNES GROUP INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (3-99)

Barnes Group Inc.

Executive Office

123 Main Street

Post Office Box 489

Bristol, Connecticut 06011-0489 U.S.A.

Tel. (860) 583-7070

April 10, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 9, 2007

You are invited to attend the Annual Meeting of Stockholders of Barnes Group Inc. which will be held at the Sheraton Bradley International Hotel, 1 Bradley International Airport, Windsor Locks, Connecticut 06096, at 11:00 a.m. on Wednesday, May 9, 2007, for the following purposes:

1.	To elect four directors for a three-year term;

2.	To ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2007; and

3.	To transact any other business that lawfully may come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 13, 2007 will be entitled to vote at the meeting.

Your vote is important. Please VOTE AS SOON AS POSSIBLE BY PROXY USING THE TELEPHONE OR INTERNET as described in the enclosed proxy card or, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, whether or not you plan to attend the meeting.

Signe S. Gates

Secretary

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

MAY 9, 2007

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Barnes Group Inc., which is referred to in this proxy statement as the “Company”, of proxies to be voted at the Annual Meeting of Stockholders to be held on May 9, 2007 and at any adjournment thereof. A stockholder who votes by proxy using the telephone or the Internet as described in the proxy card, or signs and returns a proxy card in the accompanying form, may revoke it by notifying the Secretary of the meeting in person or in writing (including by delivery of a later dated proxy) at any time before it is voted. This Proxy Statement and the enclosed form of proxy are being sent to stockholders on or about April 10, 2007.

ELECTION OF DIRECTORS (Proxy Proposal 1)

The Board of Directors Recommends a Vote “For” All Nominees.

Four directors are nominated for re-election to the Board of Directors for a three-year term (unless any of them earlier dies, resigns, retires or is removed, as provided in the Company’s By-laws). John W. Alden, George T. Carpenter, Frank E. Grzelecki and William J. Morgan are nominated for re-election to the Board of Directors for terms expiring at the Annual Meeting of Stockholders in 2010. Directors are elected by a plurality of the votes cast. Proxies may be voted only for the number of nominees named by the Board of Directors.

Pertinent information concerning the nominees for re-election as directors and the seven directors whose terms continue after the meeting is set forth below. Each director has been associated with his or her present organization for at least the past five years unless otherwise noted. None of the organizations listed as business affiliates of the directors is a subsidiary or other affiliate of the Company.

Nominees for Re-election

John W. Alden

Director since 2000

Current term expires 2007

Mr. Alden, 65, retired as Vice Chairman, United Parcel Service of America, Inc. in 2000. He is Chairperson of the Corporate Governance Committee, and a member of the Finance Committee and the Compensation and Management Development Committee of the Company’s Board of Directors. From 1988 until his retirement, he served as a director of United Parcel Service. He is a director of Silgan Holdings Inc., The Dun & Bradstreet Corporation and Arkansas Best Corporation.

George T. Carpenter

Director since 1985

Current term expires 2007

Mr. Carpenter, 66, is President and a director of The S. Carpenter Construction Company, which is involved in general contracting, and The Carpenter Realty Company, which is involved in real estate management. He is a member of the Finance Committee, the Executive Committee, the Compensation and Management Development Committee and the Corporate Governance Committee of the Company’s Board of Directors. He is a director of Webster Financial Corporation.

Frank E. Grzelecki

Director since 1997

Current term expires 2007

Mr. Grzelecki, 69, is retired from Handy & Harman, a diversified industrial manufacturing company, where he last was a Director and Vice Chairman in 1998. He is a member of the Compensation and Management Development Committee, the
Executive Committee, and the Audit Committee of the Company’s Board of Directors. Mr. Grzelecki is a trustee of The Phoenix Edge Series Fund.

William J. Morgan

Director since 2006

Current term expires 2007

Mr. Morgan, 60, is a retired partner of the accounting firm KPMG LLP where he served clients in the industrial and consumer market practices. From 2004 until 2006, he was the Chairman of KPMG LLP’s Audit Quality Council and, from 2002 until 2006, he was a member of its Independence Disciplinary Committee. Mr. Morgan was the Lead Partner for the Chairman’s 25 Partner Leadership Development Program. He previously served as the Managing Partner of the Stamford, Connecticut office, and a member of the Board of Directors for KPMG LLP and KPMG Americas. He is a member of the Audit Committee and the Finance Committee of the Company’s Board of Directors.

Continuing Directors

Term expiring in 2008

William S. Bristow, Jr.

Director since 1978

Current term expires 2008

Mr. Bristow, 53, is President of W.S. Bristow & Associates, Inc., which is engaged in small business development. He is Chairperson of the Executive Committee, and a member of the Finance Committee and the Audit Committee of the
Company’s Board of Directors.

William C. Denninger

Director since 2006

Current term expires 2008

Mr. Denninger, 56, is Senior Vice President, Finance and Chief Financial Officer of the Company. He joined the Company in March 2000 in that position. Mr. Denninger is a director of Graham Corporation.

Gregory F. Milzcik

Director since 2006

Current term expires 2008

Mr. Milzcik, 47, became President and Chief Executive Officer of the Company in October 2006. He joined the Company in June 1999 as Vice President, Barnes Group Inc. and President, Barnes Aerospace. He was appointed President, Associated
Spring in November 2004 and Executive Vice President and Chief Operating Officer of the Company in February 2006.

Continuing Directors

Term expiring in 2009

Thomas O. Barnes

Director since 1978

Current term expires 2009

Mr. Barnes, 58, is Chairman of the Board of Directors and an employee of the Company. He is an ex officio, non-voting member of the Executive Committee of the Company’s Board of Directors. He is a director of Valley
Bank.

Gary G. Benanav

Director since 1994

Current term expires 2009

Mr. Benanav, 61, retired in March 2005 from New York Life International, LLC where he was the Chief Executive Officer and the Vice Chairman and a Director of New York Life Insurance Company. He is Chairperson of the Compensation and
Management Development Committee, and a member of the Audit Committee and the Corporate Governance Committee of the Company’s Board of Directors. He is a director of Express Scripts, Inc., a full-service pharmacy benefit management company.

Donald W. Griffin

Director since 2001

Current term expires 2009

Mr. Griffin, 70, retired as Chairman of the Board of Directors of Olin Corporation, a position that he held from 1996 until April 2003. He is Chairperson of the Finance Committee, and a member of the Audit Committee and the Compensation and
Management Development Committee of the Company’s Board of Directors. He was also President and Chief Executive Officer of Olin from 1996 through 2001. He is a director of Eastman Chemical Company and Olin Corporation.

Mylle H. Mangum

Director since 2002

Current term expires 2009

Ms. Mangum, 58, is the Chief Executive Officer of IBT Enterprises, LLC, a leading provider of branch banking solutions. She was formerly the Chief Executive Officer of True Marketing Services, focusing on consolidating marketing services companies. She is Chairperson of the Audit Committee, and a member of the Corporate Governance Committee and the Finance Committee of the Company’s Board of Directors. From 1999 to 2002, she was the Chief Executive Officer of MMS, a private equity company involved in developing and implementing marketing and loyalty programs in high-tech environments. She is a director of Payless ShoeSource, Inc., Haverty Furniture Companies, Inc., Respironics, Inc., Emageon Inc., and Matria
Healthcare, Inc.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives

The overarching objective of the
Company’s executive compensation philosophy is to support the achievement of Barnes Group’s strategic business objectives of building lasting value through consistent, sustainable and predictable results that increase stockholder wealth.
We have structured our executive compensation program to:

•

  Provide appropriate incentives for our executive team by linking their significant short- and long-term compensation opportunities to Company performance and total stockholder return;

•

Emphasize the performance measures on which our executive officers need to focus to increase stockholder value;

•

Build a strong cohesive executive team by basing incentive compensation on achievement of group and enterprise goals;

•

Reward executives who contribute meaningfully to achieving our strategic objectives;

•

  Encourage executives to hold a significant equity investment in our Company throughout their tenure at Barnes Group so that they manage the business from the perspective of stockholders;

•

Attract highly qualified and motivated executives by offering balanced, competitive compensation arrangements;

•

  Retain valuable executives by setting clear goals, providing meaningful, substantial and multi-faceted rewards and ensuring that total compensation is attractive and competitive;

•

Maximize the tax effectiveness of the total compensation and benefits package to the extent practicable; and

•

  Minimize potentially adverse accounting consequences while ensuring full and uncompromised compliance with generally accepted accounting principles.

This discussion focuses on the compensation paid to the executive officers named in the Summary Compensation Table beginning on page 17. The compensation programs described also apply broadly to other officers and management personnel at the Company, with changes as appropriate at different levels within the organization and different types of positions.

Barnes Group believes that compensation
paid to executives should be closely aligned with the Company’s performance on both a short-term and a long-term basis. Accordingly, a significant portion of the compensation opportunity under the Company’s executive compensation program is directly related to stock performance and other factors that directly or indirectly influence stockholder value. If the Company’s results exceed our performance targets, the executives have an opportunity to realize significant additional compensation. If the business results do not meet pre-established threshold performance goals, or if the stock price does not appreciate, the executives have significant downside risk, including the elimination of realized value under certain programs.

The Company aims to provide our executives with the opportunity to earn total direct compensation (total annual salary plus short-term incentives plus the projected value of long-term incentives at date of grant, determined using the binomial valuation method applied consistently with the Company’s practice) that falls between the market median and 75th percentile of the total of such compensation paid to executives holding equivalent positions at a defined compensation peer group of companies, which is referred to in this proxy statement as the “Peer
Group”, and for companies with which the Company competes for talent.

Management initially recommends the Peer Group to the Board’s Compensation and Management Development Committee, which is referred to in this proxy statement as the “Compensation Committee”. Management creates its recommendation by reviewing for consistency with the Company, the financial performance, ownership structure, and overall compensation philosophy of companies that the Company considers to be competitors in one or more of the Company’s businesses. Annually, Frederic W. Cook & Co., Inc., a compensation consulting firm retained by management, reviews the relative size and financial performance of the Peer Group as compared to the Company, and provides its views on the ongoing appropriateness of the group.

As part of making determinations with respect to the Peer Group, the Compensation Committee periodically will request a separate evaluation of the Peer Group by Mercer Human
Resource Consulting, a compensation consulting firm retained directly by the Compensation Committee to assist in its oversight of our executive compensation programs, to ensure the Peer Group’s ongoing relevance with respect to compensation decisions being made.

The following companies comprised the Peer Group used in the comparative review of 2006 compensation:

AAR Corp.

Airgas Inc.

Alliant Techsystems Inc.

Ametek Inc.

Applied Industrial Technologies Inc.

BorgWarner Inc.

Carpenter Technology Corp.

Crane Co.

Esterline Technologies Corp.

Hexcel Corp.

Kaman Corp.

Modine Manufacturing Co.

Moog Inc.

Mueller Industries Inc.

Pall Corp.

Stanley Works

Tenneco Inc.

Terex Corp.

Valmont Industries Inc.

Watsco Inc.

WESCO International
Inc.

Periodically, management and the Compensation Committee re-examine the Peer Group companies to ensure that the same conditions that resulted in their selection continue to be present and relevant. Management may recommend and the Compensation Committee may supplement the Peer Group with additional peer companies or replace current Peer Group companies with other companies, following significant changes in ownership, size, business structure or strategic business direction of a Peer Group company. Management provides the Compensation Committee and the external compensation consultants with the rationale for potentially altering the composition of the Peer Group, and information to understand the potential impact of the changes. The Compensation Committee must approve any changes to the Peer Group.

Frederic W. Cook & Co., Inc. also annually compiles competitive compensation data regarding each element of compensation provided by our Company, by the Peer Group, and from surveys that include compensation data for other industrial companies of comparable size and complexity, and reviews the

Company’s compensation practices in terms of competitiveness, appropriateness and alignment with our performance, as well as the proportions the Company allocates to each element. The information provided by Frederick W. Cook & Co., Inc. is reviewed and assessed by the Compensation Committee’s consultants, Mercer Human Resource Consulting. Under separate engagement, actuaries at a different branch of Mercer Human Resource Consulting provide computations for certain of the Company’s employee benefit plans.

Key factors considered in setting an individual executive’s compensation opportunities include:

•

The leadership demonstrated to create and promote a day-to-day working environment of unwavering integrity, compliance with applicable laws and the Company’s ethics policies, and global responsibility;

•

The desire to retain key executives capable of driving achievement of the Company’s strategic objectives;

•

  The nature and complexity of the executive officer’s role (including any recent promotion or change in responsibility or “impact” as a member of management);

•

The effectiveness of the strategies being used to increase enduring stockholder value;

•

Market conditions or trends related to compensation and executive talent; and

•

The legal, accounting and tax implications of awards.

Our company-wide performance assessment and development program is composed of two components: a self-evaluation and, for each officer, an evaluation by the Chief Executive
Officer. The Compensation Committee, in turn, completes an evaluation of the Chief Executive Officer’s performance. These evaluations involve both objective factors (e.g., financial results) and subjective factors (e.g., leadership qualities). The written evaluations are reviewed by the Compensation Committee, along with other factors as it deems appropriate, in making its determinations as to whether an adjustment to the executive’s current grade/position is necessary, and what actions or adjustments are appropriate with respect to the individual’s total compensation opportunity.

An important aspect of the 2006 compensation program involved the anticipated need to provide a smooth transition to a new Chief Executive Officer. Effective October 19, 2006,
Edmund M. Carpenter resigned his position as the Company’s President and Chief Executive Officer, remaining with the Company as the Retiring Chief Executive Officer and a Director until his previously-announced retirement on December 31,
2006.

After conducting a review of both internal and potential external candidates, the
Board of Directors appointed Gregory F. Milzcik, 47, to the position of President and Chief Executive Officer of the Company, effective October 19, 2006. Mr. Milzcik has been an executive officer of the Company since 1999 and was promoted to Executive Vice President and Chief Operating Officer earlier in 2006. The Board appointed Mr. Milzcik based upon his record of superior performance in leading two of our three business units, Barnes Aerospace and Associated Spring.
Mr. Milzcik’s extensive experience with, and support of, the Company’s culture and ethics added to his credentials as a candidate for the Chief Executive Officer position. As described below, the Compensation Committee adjusted elements of Mr. Milzcik’s compensation package to reflect his promotion to President and Chief Executive Officer.

Based on the 2006 compilation of competitive compensation data by Frederic W. Cook & Co., Inc., the projected total direct compensation (total annual salary plus short-term incentives plus the projected value of long-term incentives at grant using the binomial valuation method) for all executives fell, in the aggregate, between the market median and 75th percentile of the total of such compensation provided in 2005 to executives holding equivalent positions at Peer Group companies and industrial companies of comparable size and complexity. Frederic W. Cook & Company, Inc. found that, consistent with the Company’s targeted competitive positioning (i.e., median to 75th percentile of competitive practice), projected total direct compensation for our executives, excluding the Chief
Executive Officer, approximated the 75th percentile in the aggregate. This positioning was influenced in part by the Company’s strong financial performance in 2005, which resulted in annual incentive payments, in accordance with the governing plans, in excess of targeted amounts for the named executive officers.

Frederic W. Cook & Co., Inc., found that Mr. Milzcik’s total direct compensation (after annualizing his non-recurring stock options and restricted stock units awarded on October 19, 2006 in connection with his promotion, which are described on pages 21 and 22, over the applicable vesting periods, consistent with the methodology employed) was below the 25th percentile for
Peer Group chief executive officers in 2005, which the Compensation Committee found to be appropriate based on (1) Mr. Milzcik’s lack of prior experience as the chief executive officer of a company and (2) Mr. Milzcik’s serving as Executive Vice President and Chief Operating Officer for most of 2006 and as President and Chief Executive Officer for less than three months.

Elements Of Executive Compensation

Our executive compensation program for our named executive officers is composed of the following elements:

•

Annual cash salary;

•

Annual incentives payable in cash;

•

Long-term equity incentive compensation;

•

Pension and other retirement programs;

•

Change in control and employment termination benefits; and

•

Perquisites and other benefits.

Annual Cash Salary

We believe that any compensation program must have a fixed cash component which supports a reasonable standard of living so that executive officers are prepared to have their incentive compensation at risk. Base salary typically constitutes less than half of total potential executive compensation.

Salaries are reviewed on at least an annual basis, as well as at the time of a promotion or other change in responsibility. In determining the annual salaries of our executive officers, the Compensation Committee looks at a number of factors such as the number of years in the position, the amount, timing and percentage of the last increase, the level of responsibility assumed, past and current performance, the annual salaries of executive officers of the Peer Group and of industrial companies of comparable size and complexity, pay equity within the Company, and an assessment of the marketability and criticality of retention of key executives. Increases usually take effect on April 1st of each year, but will be made at interim dates within the annual cycle if the Compensation Committee deems it appropriate and necessary based on internal and external considerations, or other factors.

Effective as of October 19, 2006, the date of his promotion to President and Chief Executive
Officer, Mr. Milzcik’s annual salary was increased from $465,000 to $600,000 per year, after a review of the Peer Group salaries for the position of chief executive officer from the prior year’s analysis prepared by Frederic W.
Cook & Co., Inc., the salary history of the retiring Chief Executive Officer during his tenure, and the Compensation Committee’s overall understanding of the dynamics of the marketplace for talent.

Although the Compensation Committee retains the discretion to increase Mr. Milzcik’s base salary at any time, under the terms of his employment agreement with the Company, the Compensation Committee has no obligation to review Mr. Milzcik’s salary for increase until March 1, 2008.

Annual Incentives Payable in Cash

A significant percentage of the annual cash compensation paid to the named executive officers is at risk under the Barnes Group Inc. Performance-Linked Bonus Plan For Selected
Executive Officers. Award opportunities, determined as a percentage of each executive officer’s base salary, are based on the performance against predetermined objective measures of the Company as a whole or the business unit over which the executive has a direct influence, rather than subjective or individual measures.

For
2006, 85% of each executive’s annual incentive award was based on earnings per share in the case of corporate executives, and performance profit after tax in the case of executives of our business units (Barnes Aerospace, Barnes Distribution, and Associated Spring).

•

Earnings per share is used as a measure for the corporate executives because we believe it is a principal driver of stock price appreciation.

•

For business unit executives, performance profit after tax is calculated by subtracting from operating profit after tax a charge for the capital employed by the applicable business unit. We use this measure (rather than one based on operating profit, for example) because we believe that it encourages these executives to use capital wisely within their units and to work to lower the Company’s tax rate.

The balance of 15% of each participant’s award was based on
corporate or business unit revenues.

We have chosen to base annual incentive targets on
financial measures because they are easily understood and not subjective. We believe that the measures used for annual cash incentives are consistent with our goal of increasing stockholder value. We believe that the potential amounts of the annual incentives act as a significant incentive to reach our performance targets. Further, we believe that blending our annual incentives with our long-term equity awards and stock ownership requirements (described below) helps ensure that executives do not simply cut costs to increase short-term profits.

The Performance-Linked Bonus Plan
for Selected Executive Officers has been approved by the stockholders of the Company and is specifically designed and administered to qualify the annual cash incentive amounts as performance-based compensation and therefore deductible in accordance with the provisions of Internal Revenue Code Section 162(m). Under this plan, award amounts are based on a pre-established percentage of the base salary of the performance year, according to position and Company results. The award opportunities for 2006 as a percentage of base salary are summarized below.

Position

Performance below the preestablished threshold goal

Performance equal to the preestablished threshold goal*

Performance equal to the preestablished target goal*

Performance equal to or exceeding the preestablished maximum goal

President and Chief Executive Officer

0
%

18.75
%

75
%

225
%

Chief Operating Officer

0
%

15
%

60
%

180
%

Group Presidents and Senior Vice President, Finance and Chief Financial Officer

0
%

12.5
%

50
%

150
%

All other Senior Vice Presidents

0
%

11.25
%

45
%

135
%

Vice Presidents

0
%

8.75
%

35
%

105
%

*
Where performance falls between threshold and target or between target and maximum, the annual incentive percentage is calculated using straight-line interpolation.

In 2006, the Company’s revenues were between the target and maximum performance goals while its earnings per share (adjusted for the effects of non-operating or out-of-period items as discussed below) were above the maximum performance goal. Business unit performance relative to the preset revenue and performance profit after tax measures varied by business. Associated
Spring Group’s revenues were slightly less than the target amount, and profitability (again, with a charge for capital employed being subtracted from operating profit) was between the threshold and target goals. The revenue and profitability of
Barnes Distribution Group were between the target and maximum performance goals. Barnes Aerospace Group exceeded the preset maximum goals for both revenue and profitability. As a result, the amounts shown in the “Non-Equity Incentive Plan
Compensation” column of the Summary Compensation Table on page 17 were paid, consistent with the performance requirements of the Company’s Performance-Linked Bonus Plan For Selected Executive Officers.

The performance targets incorporate objective operational goals that are intended to be challenging but attainable with successful deployment of the strategic objectives of the business. The goals are generally (but not universally) established prior to the start of, or early in the performance year and are set so that:

•

the threshold amounts usually are set at or slightly above the projected actual results for the prior year, so that there must be improvement in Company or business unit performance as compared to the prior year, to earn an award;

•

the target amounts are usually equal to those in the upcoming performance year’s business plan, which is reviewed with and approved by the Board of Directors prior to the cash incentive goals being set by the Compensation Committee and, for the Company, generally also approximate median projected performance of the Peer Group, based on external analysts’ full year estimates; and

•

the maximum amounts represent superior performance for the upcoming year and, for the Company, generally approximate projected fourth (highest) quartile performance of the
Peer Group based on analysts’ estimates.

To the extent earned,
the awards are generally paid in February based on the audited financial results of the prior year’s performance.

Once targets are established and year-end results are determined, under the administrative provisions of our Performance-Linked Bonus Plan For Selected Executive Officers, and in
accordance with the provisions of Internal Revenue Code Section 162(m), the Compensation Committee retains the discretion to reduce but not increase the amount of the calculated awards that would otherwise be produced under the formula to adjust for the effects of, for example, non-operating or out-of-period items, accounting changes, and operating income or loss from acquisitions. In 2006, this discretion was utilized to adjust reported results for several items, including to adjust for the impact on profitability, and therefore on calculated awards, of acquisitions, out-of-period accounting adjustments made in accordance with Generally Accepted Accounting Principles, certain specific unplanned costs, and a material gain on the sale of a Company asset, as the Compensation Committee deemed appropriate.

In connection with Mr. Milzcik’s promotion from Chief Operating Officer to President and Chief Executive Officer on
October 19, 2006, his annual incentive threshold/target/maximum percentages of salary were increased effective November 1, 2006 from 15%/60%/180% of his December 1 salary to 18.75%/75%/225% of salary. These percentages are the same as the applicable percentages of salary of the retiring Chief Executive Officer, which have been in place since 2000 and have historically been based on overall market trends and analyses of Peer Group practices in prior years. The Compensation
Committee recognized that the total compensation package offered to Mr. Milzcik was below the 25th percentile for the Peer Group but determined that this level was an appropriate starting point for a newly appointed Chief Executive Officer and expects to increase the total compensation in the future to reach the targeted positioning of median to the 75 percentile ranking, contingent upon superior performance by Mr. Milzcik. The Compensation Committee determined the award payable to him for the 2006 Award Period such that the target award was prorated, based on his individual target of 60% of the $465,000 salary in effect on October 18, 2006, for the period January 1 through October 31, 2006 and 75% of the $600,000 salary in effect on
October 19, 2006, for the period from November 1 through December 31, 2006. The calculated award is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 17.

Long-Term Equity Incentive Compensation

The long-term incentives payable in the form of stock options, restricted stock units and performance share awards granted to an executive are potentially the largest component of annual compensation. The projected values of these awards are determined using the binomial valuation method applied consistently with the Company’s practice.

Performance-based equity compensation that is tied to the market price of the stock and/or that is based on our achieving targeted increases in basic earnings per share results in greater gains to the executive when the stock appreciates for all stockholders, and thus rewards performance. Service-based awards provide a strong incentive for recipients to remain with the Company through the vesting periods associated with the awards and to focus on long-term results. Accordingly, we believe that long-term incentives in the form of equity inherently incorporate a higher level of risk than other forms of executive compensation, because they are dependent on stock price, or stock price appreciation. When coupled with the ownership guidelines described below, equity incentives help to encourage our executive officers to maintain a continuing stake in our long-term success and provide an effective way to tie a substantial percentage of total compensation directly to any increase or decrease in stockholder value.

Generally, unearned equity grants are forfeited immediately in the event of an executive’s termination of employment; the primary exceptions, which can vary across different types of awards, are for (1) terminations of employment due to death, disability or retirement, in which case the awards vest or are forfeited as applicable in accordance with the specific agreements underlying the individual grants, and (2) with respect to Mr. Milzcik, his termination without Cause or for Good Reason (each as defined in his employment agreement), in which case the awards continue to vest during the severance period, and in the case of stock options they remain exercisable for one year thereafter. The Company also incorporates age and minimum Company service requirements as well as minimum periods of service —
typically, two years from the date of grant for restricted stock units and one year for stock options — in the event of an executive’s termination of employment by reason of retirement.

Beginning in 2000, we instituted stock ownership guidelines under which our executives are expected to acquire and hold a substantial ownership of our common stock for the duration of the executive’s tenure with us. This program extends to executives and key managers who are expected to accumulate an ownership position in Barnes Group common stock in a minimum amount equal in value to a specified multiple of their annual salary. Ownership for this purpose is defined to include common stock owned directly and stock held on their behalf within the trust under the Barnes Group Inc.
Retirement Savings Plan. Unexercised stock options, and unearned restricted stock unit awards and performance share awards are not counted until the related stock is directly owned.

The current stock ownership guidelines that apply to our executives and key managers (48 persons in 2006) are as follows:

Position

Multiple of Annual Salary

Chief Executive Officer

5x

All Other Executive Officers

3x

Non-Officers (U.S./Non-U.S.)

1x/0.45x

We have established interim ownership targets
that are used to monitor progress toward the five-year targets. We monitor ownership levels, reporting the levels to the Compensation Committee and sending update letters to participants at least annually. Executives and key managers subject to the ownership guidelines are expected to make substantial progress toward the applicable guideline within five years. As of the end of 2006, 100% of the executives and key managers with five or more years under the program had complied with the guidelines. In addition, Mr. Milzcik had attained the higher 5X multiple associated with his role as President and Chief Executive Officer as of December 31, 2006.

The Compensation Committee has discretion to vary the manner of payment of annual incentive awards, for example, to pay an individual’s annual incentive in stock instead of cash, or to take other actions as it deems appropriate at that time to encourage compliance with the guidelines; however, the Compensation Committee has not had to utilize that discretion in the six years the program has been in place.

The types of long-term equity incentive awards currently being used under the terms of the Amended Barnes Group Inc. Stock and Incentive Award Plan, which is referred to in the proxy statement as the “Barnes Group Inc. Stock and Incentive Award Plan”, approved by stockholders in 2004, are summarized below.

•

Stock Options. Stock options are administered by the Compensation Committee and give the holder the right to acquire a share of company stock at a predetermined exercise price. The grant date for awards is the date of the Compensation Committee meeting (or in the case of off-cycle grants, the individual’s date of hire or the effective date of the promotion, which is determined in advance of the grant date so that the fair market value cannot be determined in advance of the grant) and the exercise price is set at the mean between the highest and lowest sales price per share at which the common stock is traded on the NYSE on the date of award.
Under the Plan, the Compensation Committee may not reduce the exercise price of an award after its grant.

•

Restricted Stock Units. Restricted stock units entitle the recipient to receive one share of Company common stock, provided the executive is employed over the pre-established restriction period. Restricted stock units have been granted annually since 2001 and were granted to all executive officers in 2006. Service-based restricted stock units are awarded, in particular, to individuals subject to the ownership guidelines discussed above but, as indicated above, are not considered owned under that program until the underlying shares are directly held. Restricted stock units are generally regarded as having the greatest ability to maximize the retention capability of long-term incentives.

The restriction periods on
grants of Barnes Group restricted stock units had historically been up to five years in length. However, in 2003 and 2004, we increased the restriction period for officers to seven years and six and one half years, respectively, and added a performance-accelerated receipt feature. Under this feature, the right to obtain the shares under the awards would accelerate if the market value of our common stock appreciated substantially to a predetermined level and remained at or above that level for 30 consecutive trading days. We

added this acceleration feature in conjunction with the longer vesting periods to tie that incentive component directly to our ability to generate superior total stockholder returns.

The stock price appreciation goal for the 2003
performance-accelerated awards was attained in May 2006, resulting in the vesting and distribution to the executive of 50% of the shares at that time and the right to receive the remaining 50% of the shares in May 2007, provided the executive remains employed by the Company through that date; executives are prohibited from selling vested and distributed shares (net of any shares withheld to satisfy applicable federal, state or local tax withholding requirements) for two years following the applicable distribution date.

The stock price appreciation goal for
the 2004 performance-accelerated awards (70% stock price appreciation) has not yet been attained.

In 2005 and 2006, the restricted stock unit grants did not contain the performance-accelerated feature, and the restriction period was adjusted accordingly (so that
1/3 of the units vest after 2-1/2, 3-1/2 and 4-1/2 years, respectively). We continue to stagger the dates upon which restrictions lapse in comparison to performance share measurement dates and annual incentive payouts to facilitate executive retention.

Restricted stock unit recipients also receive dividend
equivalent payments on the same basis as, and in amounts equal to, the quarterly dividend paid on our common stock. We believe that the dividend equivalents help reinforce the retentive nature of the restricted stock units by reminding holders that these outstanding grants carry the potential to increase their stock ownership.

We use restricted stock units rather than traditional restricted stock because restricted stock units can be more effectively administered by the Company as they are not subject to the provisions of Internal Revenue Code Section 83 until the restrictions have been met.

•

Performance Share Awards. Performance share awards have been used periodically for over 10 years and were granted to all executive officers in 2006 under the Barnes
Group Inc. Stock and Incentive Award Plan. Actual payouts, if any, are determined by a non-discretionary formula which measures our performance over three consecutive one-year periods, using growth in basic earnings per share as a measure. The goals for each one-year performance period are also tied to the annual business plan, similar to the annual cash incentive process, with threshold and maximum payout levels calculated in accordance with a predetermined formula. The Compensation Committee selected basic earnings per share as the measure because they believe it has the most direct tie to increases in stockholder value; basic earnings per share is used rather than diluted earnings per share to overcome a potentially adverse impact from stock price appreciation that could create a disincentive to grow stock price, or increase the number of shares earned if the stock price were to decline. Performance share awards accrue dividends which are paid at the same time and rate as the underlying shares, if earned. If any portion of the performance shares is not earned, the underlying accrued dividends applicable to the unearned performance shares are reversed and not distributed.

Long-term awards are determined according to the individual executive’s position and responsibilities, and based on Peer Group and competitive survey data. Generally, the amounts and types of awards to officers have not been differentiated for individual performance, as the nature of their positions with the Company requires that they be performing and achieving results at a very high level within their positions and in connection with the Company’s strong bias for pay for performance. This also aids in the cultivation of teamwork across the officer team, and devalues competitiveness among the officers. Awards are structured to encourage both long-term performance of the Company as well as individual retention.

Within the categories of long- term compensation, the “mix” during recent years has progressively moved from 100% stock options to one-third stock options, one-third performance shares and one-third restricted stock units in 2007 (based on a predetermined, calculated value of the underlying shares that the executive will realize if fully earned) for named executive officers other than Mr. Milzcik and Mr. Dempsey. This change in “mix” has been implemented in order to provide our officers with a strong incentive to continue their successful tenures with the Company and to focus on long-term share price growth. The “mix” for Mr. Milzcik for 2007 is approximately one-fourth stock options, one-half performance shares and one-fourth restricted stock units, in accordance with his employment agreement with the Company. For
Mr. Dempsey, the “mix” is approximately two-thirds stock options, one-sixth performance shares and one-sixth restricted stock units, which differs from the “mix” of equity awards for other named executive officers because of the nature of Mr. Dempsey’s role as an operating executive. In 2001, we began to reduce our reliance on stock options in order to minimize concerns about the “overhang” (i.e., dilution) created by our existing number of stock options. Frederic W. Cook & Co., Inc. annually measures and reports the Company’s overhang and burn rate, which they noted have been reduced each year.

The determination as to the vesting of long-term awards is based on the Company’s goal of spreading out vesting to maximize the retention value of awards. The vesting dates of the various long-term equity awards are staggered over a “retention timeline” calculated for each executive. Thus, in a year when options and restricted stock are granted, the vesting dates generally are structured to occur in alternate years.

Except with respect to the timeline for vesting,
the Compensation Committee does not take into account the amounts or terms of existing stock holdings of executive officers in making decisions to award equity compensation because it believes that doing so would have the effect of penalizing success, to the extent that compensation might be reduced based on the appreciation of past awards, or rewarding underperformance, to the extent that compensation might be awarded to make up for lack of appreciation in stock price.

Except under extraordinary circumstances, all equity grants to executive officers have for a number of years been consistently made by the Compensation Committee at its February meeting, the date for which is set during the prior year. In recent years, the only “off-cycle” equity grants made to executive officers have been in the cases of newly hired executives or promotions, such as Mr. Milzcik’s promotion to President and Chief Executive Officer in October 2006, and in all cases such grants have been approved by the Compensation Committee.

Specifically, on October 19, 2006, Mr. Milzcik was granted (a) stock options with an aggregate calculated value of $1 million determined using the binomial valuation method applied consistently with the Company’s practice, that will vest ratably on April 19 of 2008, 2009 and 2010 and that have an exercise price equal to the mean of the high and low sales prices of the Company’s common stock on the date of grant, and (b) restricted stock units with a value of $500,000 based on the mean of the high and low sales prices of the Company’s common stock on the date of grant and vesting on October 19, 2010. This commencement grant was determined after considering Peer Group practices and past Company practice, to provide a strong incentive to drive future stock price appreciation, and to provide a strong incentive to continue to serve the stockholders. The components of the Commencement Grant were also designed with the knowledge that future long-term incentive grants would be very closely tied to Company performance, most specifically total stockholder return.

Pension and Other Retirement Programs

As described on pages 35 through 36 of this proxy statement, the Company provides retirement benefits under the Salaried Retirement Income Plan, Supplemental Senior Officer Retirement Plan,

Retirement Benefit Equalization Plan, and Supplemental Executive Retirement Plan. The Company provides these benefits to help recruit and retain executives, with particular emphasis on attracting and retaining mid-career executive talent. Thus, for example, under the Supplemental Senior Officer Retirement Plan, benefit amounts are significantly reduced if an executive leaves the Company before attaining age
62 with less than 15 years of service. Each retirement program is designed to fulfill a specific purpose; for example, to enable the Company to take advantage of tax, accounting, and other efficiencies that are available under each specific type of retirement benefit arrangement.

Retiring officers are eligible for continuing payments
of life insurance premiums under the Company’s Senior Executive Enhanced Life Insurance Program (including the payment of income taxes attributable to premiums paid by the Company). In connection with Mr. E.M. Carpenter’s retirement, the Compensation Committee authorized cash payments in lieu of additional coverage to which Mr. E.M. Carpenter was entitled but agreed to waive. The Compensation Committee also authorized an amendment to Mr. E.M. Carpenter’s employment agreement to correct an inadvertent failure to document the unwritten agreement at the time that the employment agreement was entered into, that Mr. E.M. Carpenter was to be credited with two years of service credit for each one year of actual service under the Senior Executive Enhanced Life Insurance Program.

Change-in-Control and Employment Termination Benefits

As described on
pages 36 through 44 of this proxy statement, we provide executive officers benefits in the event of a change-in-control or other termination under employment and severance agreements, stock grant agreements accompanying individual grants, the
Executive Separation Pay Plan, and benefit plans available to employees generally.

The
Company provides change-in-control benefits specifically to retain key executives during potential changes in control, to provide continuity of management and to provide income continuation for employees who are particularly at risk of involuntary termination in the event of a restructuring. We also believe that these benefits are a necessary part of a total compensation package in order to make it competitive in the marketplace so that we can attract and retain key executives.

The amount the Company will pay under these arrangements is determined under the terms of the individual arrangements and varies depending on the executive’s age and amount of service.

Perquisites and Other Benefits

Because of terms of competitive benefits packages available to senior executives in our industry and generally, we believe that certain executive benefits are a necessary element to attracting and retaining key executives. Accordingly, in addition to the benefits that are provided to substantially all of our salaried employees, the Company provided a limited number of personal benefits described in the Summary Compensation
Table to our named executive officers in 2006. The Compensation Committee reviews the nature and amounts of perquisites annually to determine appropriateness and to ensure that they continue to be reflective of competitive practice.

Accounting Considerations

Part of the shift in the form of equity from options to restricted stock units and, beginning in 2005, to performance share awards for all executives, has been a response to the requirement that we expense equity awards in accordance with FAS 123R beginning in 2006. This requirement has resulted in significantly higher recognized expenses in the equity component of our long-term incentives. As a result, we have taken measures to ensure our equity granting practices remain competitive but also cost effective (e.g., shifting from stock options to a combination of stock options and other vehicles and adjusting both our grant guidelines and participation rates). In determining how to allocate shares available for awards each year, we look at the grant date value of each type of award and the amount that would be expensed in each year over the life of the award.

Tax Considerations

The tax treatment of various forms and amounts of compensation as well as the timing of compensation decisions are affected by the intent to make most compensation deductible. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the compensation that the Company may deduct in any one year with respect to each of its most highly compensated executive officers, unless certain conditions are met. There is an exception to the $1 million limitation for performance-based compensation meeting certain requirements.

•

Annual cash incentive compensation, stock option awards, and contingent performance share awards generally are performance-based compensation meeting those requirements and, as such, are fully deductible.

•

Time-vested restricted stock awards are not performance-based and are therefore not deductible to the extent they (along with other non-performance-based pay received by the named executive officer) exceed $1 million.

The Compensation Committee
reserves the right to grant forms of compensation that do not qualify as performance-based compensation. This can occur where a non-performance-based form of compensation would serve a different, equally important, corporate goal. Thus, for retention purposes, the Compensation Committee may decide to grant restricted stock or restricted stock units without performance requirements, rather than limiting itself to awards that would be deductible.

In addition, the Company has determined that Section 409A of the Internal Revenue Code applies to certain of the Company’s compensation arrangements including without limitation the Supplemental Senior Officer Retirement Plan, Retirement Benefit Equalization Plan, and Supplemental Executive Retirement Plan. While final IRS regulations have not yet been released under Section 409A, the Company intends to administer those arrangements in compliance with Section 409A and believes it is operating in good faith compliance with the statutory provisions which first became effective on January 1, 2005. The Company will amend the arrangements as necessary to comply with the final Section 409A regulations when issued.

The Company also periodically reviews the severance agreements entered into between the Company and the named executive officers to assess the impact of Internal Revenue Code
Section 280G. The severance agreements do no provide for any “gross up” to compensate our executives for taxes incurred under Section 4999 of the Internal Revenue Code as a consequence of “golden parachute” payments upon a change in control.

Compensation Recapture

The Company’s employment agreement with its Chief Executive Officer, Gregory F. Milzcik, specifically provides, under certain circumstances, for a “claw-back” of any cash or equity awards earned by Mr. Milzcik that are based on achieving specified financial performance targets if, subsequent to the awards, the Company restates financials to comply with GAAP requirements and financial results are lower than those upon which awards were calculated. The amount to be clawed back is the excess of awards received over those which would have been earned based on restated financial results.

In addition, to ensure that stock-based grants reward only
those executives who benefit the Company, the Company’s equity plans and agreements provide that awards may be forfeited if an executive violates prohibitions against engaging in activity that is detrimental to the Company including performing services for a competitor, disclosing confidential information or violating the Company’s Code of Business Ethics and Conduct.

COMPENSATION COMMITTEE REPORT

To Our Fellow
Stockholders at Barnes Group Inc.

We, the Compensation and Management Development
Committee of the Board of Directors of Barnes Group Inc., have reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on such review and discussion, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

Compensation and Management

Development Committee

Gary G. Benanav,
Chairman

John W. Alden

George T. Carpenter

Donald W. Griffin

Frank E. Grzelecki

Summary Compensation Table for 2006

The following table
sets forth aggregate amounts of compensation paid or accrued by us for the year ended December 31, 2006 for services rendered in all capacities, by our Chief Executive Officer, our former Chief Executive Officer (who retired in 2006), our Chief
Financial Officer and the three other most highly compensated executive officers during the fiscal year ended December 31, 2006 (the “named executive officers”).

Name and Principal Position

Year

Salary

Bonus

Stock Awards[1]

Option Awards[2]

Non-Equity Incentive Plan Compensation[3]

Change in Pension Value and Nonqualified Deferred Compensation Earnings[4]

All Other Compensation[5]

Total

G. F. Milzcik President and Chief Executive Officer[6]

2006

$
472,173

$
–

$
511,472

$
171,418

$
874,876

$
389,637

$
370,253

$
2,789,829

  E.M. Carpenter   Former President and Chief Executive
Officer[7]

2006

815,000

–

2,083,781

679,410

1,760,422

2,317,130

902,250

8,557,993

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer

2006

392,500

–

447,844

73,426

569,025

435,704

171,209

2,089,708

J.R. Arrington Senior Vice President, Human Resources

2006

322,250

–

454,633

60,711

417,380

428,058

183,169

1,866,201

S.S. Gates Senior Vice President, General Counsel and Secretary

2006

328,250

–

400,980

60,711

425,062

347,400

158,922

1,721,325

P.J. Dempsey Vice President, Barnes Group Inc., and President Barnes Aerospace

2006

308,750

–

252,443

64,447

495,000

162,409

84,334

1,367,383

Notes to the above table:

[1]

Stock Awards represent the portion of the fair value of restricted stock units and performance share units granted to named executive officers under the Barnes Group Inc. Employee Stock and Ownership Program and the Barnes Group Inc. Stock and Incentive Award Plan that was expensed on the Company’s financial statements in 2006 in accordance with generally accepted accounting principles. However, unlike the amounts that were expensed on the financial statements, the amounts shown in this column have not been reduced by estimates of restricted stock units and performance share units that may be forfeited in the future on account of a participant’s failure to satisfy the continued service requirements of the units. The fair value was determined based on the market value of the Company’s common stock, par value $.01 (“Common Stock”) on the date of grant, as described in Management’s Discussion and Analysis of the Company’s Form 10-K for the fiscal year ended December 31, 2006.

[2]

Option Awards represent the portion of the fair value of stock options granted to named executive officers under the Barnes Group
Inc. Employee Stock and Ownership Program and the Barnes Group Inc. Stock and Incentive Award Plan that was expensed on the Company’s financial statements in 2006 in accordance with generally accepted accounting principles. However, unlike the amounts that were expensed on the financial statements, the amounts shown in this column have not been reduced by estimates of stock options that may be forfeited in the future on account of a participant’s failure to satisfy the continued
service requirements of the options. The fair value was determined by using the Black-Scholes option pricing model applied consistently with the Company’s practice as described in Management’s Discussion and Analysis of the Company’s
Form 10-K for the fiscal year ended December 31, 2006.

[3]
  Non-Equity Incentive Plan Compensation includes amounts earned under the Company’s Performance-Linked Bonus Plan for Selected
Executive Officers.

[4]

The amount listed in Change in Pension Value and Nonqualified Deferred Compensation Earnings represents the annual increase in pension value for all of Barnes Group Inc.’s defined benefit retirement programs. All assumptions are as detailed in the notes to the consolidated financial statements for the fiscal years ending December 31, 2006 and December 31,
2005, including discount rates of 5.90% and 5.60%, respectively, with the exception of the following: retirement age for all plans is assumed to be the unreduced retirement age, as defined by each plan or December 31, 2005 or December 31,
2006 and no pre-retirement mortality, disability, or termination is assumed.

The Change in Pension Value and Nonqualified Deferred Compensation Earnings is segregated by plan in the following table:

Name and Principal Position

Year

Plan Name

Amounts

G.F. Milzcik President and Chief Executive Officer

2006 2006 2006 2006

Qualified RBEP SSORP SERP

$
23,502 N/A 327,838 38,297

E.M. Carpenter[a] Former President and Chief Executive Officer

2006 2006 2006 2006 2006

Qualified RBEP SSORP SERP Individual Agreement

$
40,121 N/A 1,254,900 187,709 834,400

W.C. Denninger[b] Senior Vice President, Finance and Chief Financial Officer

2006 2006 2006 2006

Qualified RBEP SSORP SERP

$
44,604 N/A 340,631 50,469

J.R. Arrington Senior Vice President, Human Resources

2006 2006 2006 2006

Qualified RBEP SSORP SERP

$
65,308 N/A 362,750 N/A

S.S. Gates Senior Vice President, General Counsel and Secretary

2006 2006 2006 2006

Qualified RBEP SSORP SERP

$
51,505 N/A 295,895 N/A

P.J. Dempsey Vice President, Barnes Group Inc., and President, Barnes Aerospace

2006 2006 2006 2006

Qualified RBEP SSORP SERP

$
18,689 N/A 128,418 15,302

Consistent with financial calculations in the notes to the consolidated financial statements for the fiscal years ending December 31, 2006 and December 31, 2005, it is assumed that the form of payment is a life annuity for the Salaried Retirement Income Plan (Qualified), and the Supplemental Executive Retirement Plan (SERP). It is assumed that the form of payment as of December 31, 2006 is a 50% Joint and Survivor annuity for the Supplemental Senior Officer Retirement Plan (SSORP) for married participants. The 2006 and 2005 Qualified plan compensation limits of $220,000 and $210,000, respectively, have been incorporated.

a)
Mr. E.M. Carpenter terminated employment as of December 31, 2006.

Mr. E.M. Carpenter’s individual employment agreement amount represents the present value of payments that are in lieu of certain coverage and related tax gross-up payments under the
Senior Executive Enhanced Life Insurance Program, and that are payable in 14 quarterly installments each in the amount of $15,431.03 beginning October 31, 2007 and ending January 1, 2011 as well as one final installment in the amount of
$3,620.69 on April 1, 2011. It also includes changes in present value of benefits of $562,081 under SSORP and $92,921 under SERP, attributable to his employment agreement which provided one year of additional service for each actual year of service.

b)
  The prior plan offset on record for Mr. Denninger is payable as of age 65. For purposes of these calculations, this amount has been actuarially adjusted to an amount payable as of age 62.

[5]
  The compensation represented by the amounts for 2006 set forth in the All Other Compensation column for the named executive officers is detailed in the following table:

Name and Principal Position

Taxes Paid on All Other Compensation

Personal Usage of Company Aircraft[a]

Life Insurance Premiums

Dividend Equivalents[b]

Reload Compensation[c]

Transition Bonus[d]

All Other Perquisites[e]

Other[f]

Total

G. F. Milzcik President and Chief Executive Officer

$
54,626

$
157,365

$
38,349

$
56,274

$
—

$
32,500

$
16,596

$
14,543

$
370,253

E.M. Carpenter Former President and Chief Executive Officer

150,783

313,827

178,710

154,328

35,568

—

62,734

6,300

902,250

W.C. Denninger Senior Vice President, Finance and Chief Financial Officer

34,609

—

45,613

49,196

—

—

28,718

13,073

171,209

J.R. Arrington Senior Vice President, Human Resources

43,272

—

53,022

44,414

—

—

29,159

13,302

183,169

S.S. Gates Senior Vice President, General Counsel and Secretary

34,167

—

41,087

44,414

—

—

24,707

14,547

158,922

  P.J. Dempsey   Vice President, Barnes Group Inc., and President Barnes
Aerospace

15,626

—

14,502

27,516

—

—

20,023

6,667

84,334

a)

The value of the personal usage of the Company aircraft is based on the aggregate incremental cost to the Company which is based on actual payments made by the Company for the use of the aircraft for the named executive officers.

b)

Dividend Equivalents consist of amounts equivalent to dividends earned by the holder of certain “Rights”
granted by the Company under the Barnes Group Inc. Employee Stock and Ownership Program and the Barnes Group Inc. Stock and Incentive Award Plan as described in the Company’s Notes to the Consolidated Financial Statements.

c)

Effective January 1, 2006, the Company eliminated the reload feature relative to stock option awards. Eligible employees were paid cash in lieu of participating in this feature. The amount paid is referred to in this table as “Reload Compensation.”

d)

Mr. Milzcik was paid a transition bonus in lieu of relocation expenses as part of his 2004 agreement to become
President, Associated Spring. The bonus was paid in two equal installments during 2005 and 2006.

e)

Included in All Other Perquisites are payments made for financial planning services, the Company Car Program and gifts for Messrs. Milzcik, E.M. Carpenter, Denninger, Arrington and Dempsey, and Ms. Gates; personal usage of Company paid cell phones for Messrs. Milzcik, E.M. Carpenter, Denninger and Arrington, and Ms. Gates; club memberships for Messrs. E.M.
Carpenter, Denninger and Arrington; executive physical examinations for Messrs. E.M. Carpenter and Arrington, and Ms. Gates; and personal usage of Company aircraft for Mr. Denninger.

f)

Included in Other are matching contributions made by the Company under the Retirement Savings Plan for Messrs. Milzcik,
E.M. Carpenter, Denninger, Arrington and Dempsey, and Ms. Gates and Reload Compensation related to the elimination of the reload feature of stock option awards for Messrs. Milzcik, Denninger, Arrington and Dempsey, and Ms. Gates.

[6]

Mr. Milzcik became President and Chief Executive Officer of the Company effective October 19, 2006. Prior to such date,
Mr. Milzcik served as the Company’s Executive Vice President and Chief Operating Officer.

[7]

Mr. E.M. Carpenter resigned as President and Chief Executive Officer of the Company effective October 19, 2006 and served as Retiring Chief Executive Officer and as a director of the Company until his retirement from the Company on December 31, 2006.

Grants of Plan-Based Awards in 2006

Grant Date

Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)

Estimated Future Payouts Under Equity Incentive Plan Awards(2)

All Other Stock Awards: Number of Shares of Stock or Units (#)

All Other Option Awards: Number
of Securities Underlying Options (#)(3)

Exercise or Base Price of Option Awards ($/Sh)(4)

Closing Market Price on Date of Grant(5)

  Grant Date Fair Value of
Stock and Option Awards ($)

Name

Threshhold ($)

Target ($)

Maximum ($)

Threshhold (#)

Target (#)

Maximum (#)

G.F. Milzcik(6)

2/15/2006

32,000

$
18.62750

$
146,880

2/15/2006

17,000

316,668

2/15/2006

4,000

8,000

10,000

149,020

10/19/2006

24,740

500,016

10/19/2006

247,525

$
20.21000

$
20.91000

1,230,194

76,875

307,500

922,500

W.C. Denninger

2/15/2006

24,000

$
18.62750

110,160

2/15/2006

3,000

6,000

7,500

111,765

2/15/2006

10,800

201,177

50,000

200,000

600,000

J.R. Arrington

2/15/2006

22,000

$
18.62750

100,980

2/15/2006

2,400

4,800

6,000

89,412

2/15/2006

10,000

186,275

36,675

146,700

440,100

S.S. Gates

2/15/2006

22,000

$
18.62750

100,980

2/15/2006

2,400

4,800

6,000

89,412

2/15/2006

10,000

186,275

37,350

149,400

448,200

P.J. Dempsey

2/15/2006

24,000

$
18.62750

110,160

2/15/2006

3,000

6,000

7,500

111,765

2/15/2006

10,800

201,177

41,250

165,000

495,000

Former Executive Officer

E.M. Carpenter(7)

154,688

618,750

1,856,250

Notes to the above table:

(1)
  These columns set forth the range of the potential amount payable under the Performance-Linked Bonus Plan for Selected Executive
Officers.

(2)

These columns set forth the range of the number of shares of Common Stock that could be issued under performance share awards granted in 2006 under the Barnes Group Inc. Stock and Incentive Award Plan.

(3)
  Stock options granted under the Barnes Group Inc. Stock and Incentive Award Plan are described in the Outstanding Equity Awards at
End of 2006 Table.

(4)
  The exercise price of each option was the mean between the highest and the lowest sale prices per share of Common Stock on the date on which the

(5)

Indicates instance where option grant price was less than closing market price of the Common Stock on the date of grant. The grant price is the mean between the highest and lowest stock price of a share of Common Stock on the grant date.

(6)
  Mr. Milzcik was appointed President and Chief Executive Officer on October 19, 2006, and received a restricted stock unit award and grant of stock options at that time.

(7)
  Mr. E.M. Carpenter did not receive any grants of stock awards or stock options in 2006 since he was retiring from the
Company.

Discussion Concerning Summary Compensation and Grants of Plan-Based Awards Tables

Employment Agreements

Mr. Milzcik’s Employment Agreement. We have an employment agreement with
Mr. Gregory F. Milzcik, our President and Chief Executive Officer. The terms of the agreement that relate to his compensation are described below. The terms that relate to termination and change-in-control are set forth under
“Termination Provisions of Employment and Change-in-Control Arrangements.”

Mr. Milzcik became the President and Chief Executive Officer of the Company on October 19, 2006. On December 13, 2006, we entered into an employment agreement with Mr. Milzcik, which was effective as of October 19,
2006, that sets forth the terms of employment for Mr. Milzcik as the Company’s President and Chief Executive Officer. The agreement provides for Mr. Mizcik’s employment through October 19, 2009, and for automatic annual extensions for successive one-year terms unless either party provides 90 days prior written notice that the agreement will not be extended. In no event will his employment term extend beyond October 19 of the calendar year in which he attains age 65.

The agreement provides for the following compensation and benefits for
Mr. Milzcik:

•

Annual base salary of $600,000, subject to increase from time to time beginning in 2008 at the discretion of the Compensation and Management Development Committee of the
Board of Directors, which we refer to below as the “Compensation Committee”.

•

Annual bonus pursuant to the Performance-Linked Bonus Plan for Selected Executive Officers; provided that, upon the attainment of the target level of the performance goals previously established by the Compensation Committee in accordance with the provisions of the Performance-Linked Bonus Plan for Selected Executive Officers, the Compensation Committee will not use its negative discretion to reduce his 2006 annual bonus below $307,500, which we refer to below as the “2006 Target Amount”. The Compensation Committee is to limit its use of negative discretion so that Mr. Milzcik will receive, upon attainment of the maximum level of performance goals, a maximum annual bonus of 300% of the 2006 Target Amount, or a minimum annual bonus of 25% of the 2006 Target Amount upon attainment of the minimum level of performance goals. For 2007, Mr. Milzcik will have the opportunity under the
Performance-Linked Bonus Plan for Selected Executive Officers to receive an annual bonus equal to:

•

75% of his salary upon the attainment of the applicable performance goals established by the Compensation Committee as the target level,

•

  a maximum annual bonus of 225% of his salary upon the attainment of the applicable performance goals established by the Compensation Committee as the maximum level,

•

  18.75% of his salary upon the attainment of the applicable performance goals established by the Compensation Committee as the threshold level, or

•

  $0, if the attainment of the applicable performance goals is at a level below that established by the Compensation Committee as the threshold level.

After 2007, while the Compensation Committee will
have the discretion to change the structure and payment terms of Mr. Milzcik’s awards under the Performance-Linked Bonus Plan for Selected Executive Officers at threshold, target and maximum levels of performance, Mr. Milzcik’s annual bonus opportunity for each calendar year, upon achieving target level performance for such year, shall not be less than 75% of his then current salary.

•

  On October 19, 2006, Mr. Milzcik was granted options to acquire Common Stock with a ten-year term and an aggregate value of $1 million determined using binomial valuation applied

consistently with the Company’s practice, that will vest ratably on April 19 of 2008, 2009 and 2010; and restricted stock units with a value of
$500,000 based on the market value of the Common Stock on the date of grant and vesting on October 19, 2010.

•

Mr. Milzcik participates in our long-term incentive plan, with award levels, performance targets, vesting and other terms as established from time to time by the
Compensation Committee. Pursuant to the terms of his employment agreement, on February 14, 2007, the Compensation Committee granted Mr. Milzcik a long-term incentive grant with an approximate aggregate “calculated value” equal to
200% of salary ($1.2 million), as follows:

•

25% ($300,000) of the aggregate calculated value, using the binomial valuation method applied consistently with the Company’s practice, in the form of non-qualified common stock options with a ten-year term that will vest ratably 18, 30 and 42 months after the grant date;

•

50% ($600,000) of the aggregate calculated value based on the market value of the Common Stock on the date of grant, in the form of a performance share award that will vest, subject to achieving earnings per share targets set by the Compensation Committee over a three-year period beginning January 1, 2007. The number of shares actually earned will range from 0 –125% of target, based on actual performance against earnings per share targets; and

•

25% ($300,000) of the aggregate calculated value, using the binomial valuation method applied consistently with the Company’s practice, in the form of service-based restricted stock units that will vest ratably 30, 42 and 54 months after the grant date.

•

Mr. Milzcik participates in all benefit plans and perquisites which we make available to senior executives from time to time, on a basis commensurate with his position.
His employment agreement provides that we may, at any time or from time to time, amend or terminate any of our employee benefit plans, programs or policies, in which event such amendments and terminations may be applied to Mr. Milzcik in the same manner as to our other executive officers. Subject to the foregoing, his employment agreement provides that benefits for Mr. Milzcik shall include, without limitation, the following:

•

Life Insurance. Pursuant to Mr. Milzcik’s participation in our Senior Executive Enhanced Life Insurance Program, we will pay premiums for a life insurance policy on the life of Mr. Milzcik. The insurance policy is owned by Mr. Milzcik and will have a death benefit equal to four times his salary. We will gross up Mr. Milzcik for any income tax attributable to the premiums paid by us in accordance with the Senior Executive Enhanced Life Insurance Program.

•

Financial Planning. We will reimburse Mr. Milzcik in an amount up to $5,000 for financial planning assistance and related services for each program year during his term of employment (but, for the 2006-2007 program year, such amount shall be up to $20,000 and shall take into account amounts reimbursed in respect of financial planning and assistance and related services for the period prior to
October 19, 2006), in each case grossed-up for income taxes.

•

Leased Automobile. We will provide Mr. Milzcik with use of a leased car with a monthly leasing cost to us not to exceed $1,131 per month and reimbursement for other expenses associated with the use of the leased car.

•

Club Membership. We will reimburse (but not gross-up for taxes) Mr. Milzcik for his membership in one club.

Under specified circumstances for up to three years after the end of his employment, Mr. Milzcik is to reimburse us for some or all of any amounts (determined as set forth in his employment agreement) paid or received (or to be paid or received) in respect of any annual incentive compensation or any long-term incentive compensation awarded to
Mr. Milzcik after October 19, 2006, if payment of such compensation was contingent, in whole or in part, upon the achievement of one or more specified financial targets, and we implement a Mandatory Restatement (as defined in his employment agreement). This provision will not apply to amounts received by
Mr. Milzcik with regard to equity-based compensation that has a vesting schedule based on the passage of time and the continued performance of services, and not on the achievement of any performance objectives or to any award granted
Mr. Milzcik that has or had alternative vesting criteria unrelated to the performance objectives affected by the Mandatory Restatement that have otherwise been satisfied at the time of the Mandatory Restatement.

If Mr. Milzcik concludes that the amount to be repaid to us in accordance with the provisions of his employment agreement is excessive and inequitable, he may petition the Compensation Committee to review that determination. If the Compensation Committee agrees with Mr. Milzcik’s conclusion, it shall, in its sole discretion, specify an amount to be repaid to the Company that it concludes is equitable and appropriate under the circumstances. If the Compensation Committee does not agree that the formula produces a result that is excessive and inequitable, no adjustment shall be made in the amount to be repaid to us. The determination, conclusions and other actions of the Compensation Committee shall be conclusive.

His employment agreement provides that Mr. Milzcik will be entitled to indemnification for liabilities and expenses to the fullest extent permitted under Delaware law, to the extent consistent with our Certificate of Incorporation and By-laws.

His employment
agreement provides that we will reimburse Mr. Milzcik for reasonable legal fees and expenses incurred by him in connection with (a) any good faith action brought by Mr. Milzcik to enforce his rights under the agreement (or to respond to any action commenced by us) but only those fees and expenses attributable to claims with respect to which there was a substantial likelihood that Mr. Milzcik would prevail on the merits, and (b) the negotiation and documentation of the agreement and the other agreements referenced therein.

Mr. E.M. Carpenter’s
Employment Agreement. We had an employment agreement with Mr. Edmund M. Carpenter who was our President and Chief Executive prior to Mr. Milzcik. Mr. E.M. Carpenter resigned as President and Chief Executive Officer as of
October 19, 2006 when Mr. Milzcik was promoted, and remained with the Company through December 31, 2006 as a non-officer employee. The terms of his agreement that relate to his compensation are described below. The terms of his agreement, including those in amendments to the agreement, that relate to termination and change-in-control are set forth under “Termination Provisions of Employment and Change-in-Control Arrangements.”

We entered into the agreement on December 8, 1998, when Mr. E.M. Carpenter became the
President and Chief Executive Officer of the Company. The agreement provided for the following compensation benefits for Mr. E.M. Carpenter: (i) base salary in the first year of the Agreement, of $550,000, and thereafter on an annual basis the base salary was subject to increase at the discretion of the Board of Directors; (ii) an annual bonus pursuant to our Management Incentive Compensation Plan and any successor plan, up to a maximum of 150% of salary; and (iii) other benefits, consisting of the payment of life insurance premiums, a financial planning allowance, an automobile allowance, double service credits under our non-qualified retirement plans, annual vacations, immediate participation in the Company’s welfare benefit plans, and country club membership expense reimbursement. Subsequent to the date of the agreement, we adopted a successor plan to the Management Incentive Compensation Plan for certain executive officers, the Performance-Linked Bonus
Plan for Selected Executive Officers.

Plans

Performance-Linked Bonus Plan for Selected Executive Officers. Each of the named executive officers participated in the Performance-Linked Bonus Plan for Selected Executive Officers in 2006.

Under the Performance-Linked Bonus Plan for Selected Executive Officers, participants receive specified payments after the close of each award period if specified target performance objectives are attained during the award period. For 2006, the award period was the 2006 fiscal year. The Compensation Committee determines the percentage of salary that will be earned at a given level of performance and also determines the level of performance that must be achieved. Performance at less than the target level of performance may result in a lesser percentage of salary than the target being earned, and performance in excess of the target performance objective may result in a higher percentage of salary than the target being earned. Under no circumstances may the award for a participant’s service in any year exceed $7,000,000. Payment of any award is contingent upon the Compensation
Committee’s certifying in writing that the performance level applicable to such award was in fact satisfied. Unless and until the Compensation Committee so certifies, no award is paid. The Compensation Committee may not increase the amount of an award upon satisfaction of the performance level. Except for Performance-Linked Bonus Plan for Selected Executive Officers participants who retire, die or become permanently disabled during the year, whose award will be prorated to the date of such retirement, death or permanent disability, a participant must be employed by the Company on the date of payment of an award. Unless the Compensation Committee determines otherwise, all payments pursuant to the Performance-Linked Bonus Plan for
Selected Executive Officers are to be made in cash.

Under the Performance-Linked Bonus
Plan for Selected Executive Officers, the performance goals for any award period may be based on any of the following criteria, either alone or in any combination, and on either a consolidated Company, consolidated group, business unit or divisional level, as the Compensation Committee may determine: earnings per share, net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity, or cash flow. The foregoing criteria are to be determined in accordance with generally accepted accounting principles, except to the extent the Compensation
Committee directs otherwise and may include or exclude any or all of the following items, as the Compensation Committee may specify: extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses (the “Items”). Any such performance criterion or combination of such criteria may apply to the participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Compensation Committee may specify. Unless the Compensation Committee determines otherwise at any time prior to payment of a participant’s award for an award period and subject to the Compensation Committee’s right to reduce an award prior to payment, the Items, any of which affect any performance criterion applicable to the award (including but not limited to the criterion of earnings per share), shall be automatically excluded or included in determining the extent to which the performance level has been achieved, whichever will produce the higher award. This provision is included in the Performance-Linked Bonus Plan for Selected Executive
Officers because awards may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code if the Compensation Committee has discretion to reduce an award, but not if the Compensation Committee has discretion to increase an award.

For a discussion regarding 2006 annual incentive
performance goals and awards, please see the “Compensation Discussion and Analysis.”

Restricted Stock Units, Performance Share Awards and Option Awards. Restricted stock units and stock options vest if the participant’s employment by us continues until specified vesting dates. Performance share awards vest if specified performance goals are achieved and if the participant’s employment by us continues until specified vesting dates. Performance-accelerated restricted stock unit awards were granted in 2003 and 2004 that vest if the participant’s employment by us continues until February 12, 2010 and August 11, 2010, respectively. However, if the performance goal applicable to those awards is attained before such date, 50% of the awards vest at the time when the performance goal is attained and 50% vest one year later, provided the participant is employed by us at those times. The performance goal applicable to the awards granted in 2003 was attained in 2006 and therefore 50% of those awards vested in 2006.
The vesting schedule for outstanding awards is set forth in the notes to the table for “Outstanding Equity Awards at the End of 2006”. Treatment upon termination or a change-in-control is set forth in the notes to the table for
“Termination Provisions of Employment and Change-in-Control Arrangements.”

Each restricted stock unit award entitles the holder to receive, without payment to the Company, the number of shares of Common Stock equal to the number of restricted stock units that become vested and to receive dividend equivalents on the restricted stock units determined by multiplying the total number of restricted stock units by the dividend per share paid on the Common Stock on each date on which a dividend is paid to the holders of Common Stock during the period from the date of grant of the award to the date on which the award is paid or forfeited.

On or
about March 1 of each year following the year in which the performance share awards are earned, the number of shares of Common Stock equal to the number of earned awards is to be delivered to the holders. Dividend equivalents are paid only on performance share unit awards that are earned. Dividend equivalents on all earned performance share unit awards are paid based upon dividends paid on outstanding shares of Common Stock during the period from the date of grant of the award to the date on which the awards are paid.

Outstanding Equity Awards At End of 2006

Notes

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#) Exercisable

Number of Securities Underlying Options (#) Unexercisable

Option Exercise Price ($)(1)

Option Expiration Date(19)

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units
of Stock That Have Not Vested ($)(2)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That
Have Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested ($)

G.F. Milzcik

(3
)

10,002

19,998

$
13.28500

12/8/2014

(4
)

10,000

$
9.56000

2/13/2013

(5
)

17,334

8,666

$
14.77000

2/11/2014

(6
)

8,002

15,998

$
12.61500

2/16/2015

(6
)

247,525

$
20.21000

10/19/2016

(6
)

32,000

$
18.62750

2/15/2016

(7
)

26,738

$
14.13750

2/6/2011

(7
)

7,784

$
14.13750

2/13/2013

(7
)

13,890

$
15.19250

2/5/2012

(7
)

10,174

$
15.19250

2/5/2012

(7
)

16,250

$
15.19250

7/15/2009

(7
)

10,424

$
15.19250

2/6/2011

(7
)

2,568

$
15.19250

2/10/2010

(7
)

41,880

$
15.19250

2/6/2011

(7
)

13,086

$
17.50750

7/15/2009

(7
)

4,534

$
17.45000

2/6/2011

(7
)

858

$
17.45000

2/10/2010

(7
)

704

$
17.45000

7/15/2009

(7
)

39,220

$
17.45000

7/15/2009

(7
)

25,298

$
17.45000

2/5/2012

(7
)

20,556

$
17.45000

2/10/2010

(7
)

10,470

$
17.45000

2/5/2012

(7
)

4,574

$
17.45000

7/15/2009

(7
)

3,246

$
17.45000

2/10/2010

(7
)

3,050

$
17.45000

2/6/2011

(8
)

22,000

$
478,500

(9
)

24,000

$
522,000

(16
)

13,500

$
293,625

(11
)

24,740

$
538,095

(17
)

17,000

$
369,750

(12
)

8,658

$
188,312

(13
)

4,500

$
97,875

(10
)

5,333

$
115,993

E.M. Carpenter

(4
)

66,666

$
9.56000

12/31/2011

(5
)

50,001

49,999

$
14.77000

12/31/2011

(6
)

266,640

$
13.75500

12/31/2011

(7
)

12,006

$
14.29000

2/10/2010

(7
)

42,792

$
14.29000

12/31/2007

(7
)

9,536

$
14.29000

2/10/2010

(7
)

98,960

$
15.33750

12/31/2011

(7
)

83,464

$
15.33750

2/6/2011

(7
)

55,948

$
15.33750

2/10/2010

(7
)

20,498

$
15.33750

12/31/2007

(7
)

32,250

$
17.08750

2/6/2011

(7
)

18,922

$
17.08750

2/6/2011

Notes

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#) Exercisable

Number of Securities Underlying Options (#) Unexercisable

Option Exercise Price ($)(1)

Option Expiration Date(19)

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units
of Stock That Have Not Vested ($)(2)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That
Have Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested ($)

(7
)

15,336

$
17.08750

12/31/2007

(7
)

6,718

$
17.08750

12/31/2007

(7
)

184,678

$
17.08750

12/31/2011

(7
)

62,796

$
17.08750

12/31/2007

(7
)

60,162

$
17.08750

2/6/2011

(7
)

47,320

$
17.08750

2/10/2010

(7
)

18,074

$
17.08750

2/6/2011

(7
)

2,342

$
17.08750

2/10/2010

(7
)

30,888

$
17.08750

2/10/2010

(7
)

6,500

$
17.08750

2/10/2010

(7
)

20,514

$
17.64025

2/10/2010

(7
)

15,138

$
17.64025

2/10/2010

(7
)

15,560

$
17.64025

12/312007

(7
)

4,396

$
17.64025

2/10/2010

(7
)

12,884

$
17.64025

2/6/2011

(7
)

108,594

$
17.64025

2/6/2011

(7
)

44,742

$
17.64025

12/31/2011

(7
)

18,710

$
17.64025

12/31/2007

(7
)

33,756

$
17.64025

2/10/2010

(7
)

18,550

$
17.64025

2/10/2010

(7
)

4,144

$
17.64025

2/10/2010

(7
)

33,212

$
17.64025

2/10/2010

(8
)

45,000

$
978,750

(9
)

50,000

$
1,087,500

(18
)

64,000

$
1,392,000

(12
)

39,960

$
869,130

W.C. Denninger

(4
)

10,000

$
9.56000

2/13/2013

(5
)

8,668

8,666

$
14.77000

2/11/2014

(6
)

8,002

15,998

$
12.61500

2/16/2015

(6
)

24,000

$
18.62750

2/15/2016

(7
)

7,956

$
13.62250

2/13/2013

(7
)

12,824

$
13.62250

4/11/2010

(7
)

10,252

$
13.38250

4/11/2010

(7
)

3,884

$
13.38250

4/11/2010

(7
)

1,524

$
13.16500

4/11/2010

(7
)

630

$
13.16500

4/11/2010

(7
)

782

$
13.16500

4/11/2010

(7
)

2,568

$
13.16500

4/11/2010

(7
)

11,638

$
15.08000

2/6/2011

(7
)

4,760

$
15.08000

4/11/2010

(7
)

6,670

$
15.08000

2/5/2012

(7
)

47,788

$
17.11250

2/5/2012

(7
)

18,660

$
17.11250

2/6/2011

(7
)

2,322

$
17.11250

4/11/2010

(7
)

9,204

$
17.11250

4/11/2010

(7
)

4,556

$
17.11250

2/5/2012

(7
)

2,932

$
17.11250

4/11/2010

Notes

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#) Exercisable

Number of Securities Underlying Options (#) Unexercisable

Option Exercise Price ($)(1)

Option Expiration Date(19)

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units
of Stock That Have Not Vested ($)(2)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That
Have Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested ($)

(7
)

8,840

$
17.11250

2/6/2011

(7
)

8,488

$
17.11250

4/11/2010

(7
)

8,108

$
17.11250

4/11/2010

(7
)

4,844

$
17.11250

4/11/2010

(7
)

7,842

$
17.35250

4/11/2010

(7
)

7,444

$
17.35250

2/6/2011

(7
)

6,250

$
17.35250

4/11/2010

(7
)

4,198

$
17.35250

4/11/2010

(7
)

3,170

$
17.35250

4/11/2010

(7
)

634

$
17.35250

4/11/2010

(8
)

22,000

$
478,500

(9
)

24,000

$
522,000

(16
)

13,500

$
293,625

(17
)

10,800

$
234,900

(12
)

8,658

$
188,312

(13
)

4,500

$
97,875

(10
)

4,000

$
87,000

J. R. Arrington

(4
)

6,666

$
9.56000

2/13/2013

(5
)

12,134

6,066

$
14.77000

2/11/2014

(6
)

6,670

13,330

$
12.61500

2/16/2015

(6
)

22,000

$
18.62750

2/15/2016

(7
)

632

$
13.25000

2/10/2010

(7
)

10,162

$
13.25000

2/6/2011

(7
)

8,746

$
13.25000

2/10/2010

(7
)

8,648

$
13.25000

2/10/2010

(7
)

270

$
13.25000

2/10/2010

(7
)

5,398

$
13.25250

2/13/2013

(7
)

1,148

$
13.25250

2/10/2010

(7
)

15,242

$
13.25250

2/19/2009

(7
)

11,754

$
15.15750

2/10/2010

(7
)

35,300

$
15.15750

2/5/2012

(7
)

21,430

$
17.17500

2/5/2012

(7
)

13,934

$
17.17500

2/6/2011

(7
)

4,994

$
17.17500

2/10/2010

(7
)

362

$
17.17500

2/6/2011

(7
)

740

$
17.78500

2/6/2011

(7
)

1,588

$
17.78500

2/19/2009

(7
)

1,032

$
17.78500

2/10/2010

(7
)

1,110

$
17.78500

2/10/2010

(7
)

11,754

$
17.78500

2/10/2010

(7
)

9,318

$
17.78500

2/6/2011

(7
)

3,728

$
17.78500

2/10/2010

(7
)

1,290

$
17.78500

2/10/2010

(7
)

1,474

$
17.78500

2/10/2010

(7
)

1,238

$
17.78500

2/6/2011

(7
)

21,456

$
17.78500

2/19/2009

(7
)

3,756

$
17.78500

2/10/2010

(8
)

20,000

$
435,000

Notes

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#) Exercisable

Number of Securities Underlying Options (#) Unexercisable

Option Exercise Price ($)(1)

Option Expiration Date(19)

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units
of Stock That Have Not Vested ($)(2)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That
Have Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested ($)

(9
)

22,000

$
478,500

(16
)

12,000

$
261,000

(17
)

10,000

$
217,500

(12
)

7,992

$
173,826

(13
)

4,000

$
87,000

(10
)

3,200

$
69,600

S. S. Gates

(4
)

6,666

6,666

$
9.56000

2/13/2013

(5
)

12,134

6,066

$
14.77000

2/11/2014

(6
)

6,670

13,330

$
12.61500

2/16/2015

(6
)

22,000

$
18.62750

2/15/2016

(7
)

8,494

$
13.25000

2/10/2010

(7
)

16,770

$
13.25000

2/10/2010

(7
)

344

$
13.25000

2/6/2011

(7
)

2,860

$
13.25000

2/10/2010

(7
)

1,262

$
13.25000

2/10/2010

(7
)

24,458

$
13.25000

2/5/2012

(7
)

2,810

$
14.49500

2/6/2011

(7
)

46,674

$
13.38750

2/6/2011

(7
)

4,226

$
13.60000

2/6/2011

(7
)

3,168

$
13.29750

2/6/2011

(7
)

756

$
13.29750

2/10/2010

(7
)

5,384

$
13.29750

2/13/2013

(7
)

21,998

$
13.29750

2/10/2010

(7
)

2,378

$
13.29750

2/6/2011

(7
)

9,666

$
14.55750

2/5/2012

(7
)

11,322

$
17.17500

2/5/2012

(7
)

12,722

$
17.17500

2/10/2010

(7
)

9,544

$
17.17500

2/10/2010

(7
)

3,324

$
17.17500

2/10/2010

(7
)

28,782

$
17.17500

2/6/2011

(7
)

574

$
17.17500

2/5/2012

(7
)

12,422

$
17.59500

2/5/2012

(8
)

20,000

$
435,000

(9
)

22,000

$
478,500

(16
)

12,000

$
261,000

(17
)

10,000

$
217,500

(12
)

7,992

$
173,826

(13
)

4,000

$
87,000

(10
)

3,200

$
69,600

P.J. Dempsey

(3
)

6,668

13,332

$
13.28500

12/8/2014

(6
)

8,002

15,998

$
12.61500

2/16/2015

(6
)

24,000

$
18.62750

2/15/2016

(7
)

138

$
14.90250

2/6/2011

(7
)

156

$
14.90250

10/30/2010

(7
)

340

$
17.08750

10/30/2010

(7
)

1,680

$
17.08750

10/30/2010

(7
)

460

$
17.08750

2/5/2012

(7
)

1,232

$
17.08750

2/5/2012

Notes

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#) Exercisable

Number of Securities Underlying Options (#) Unexercisable

Option Exercise Price ($)(1)

Option Expiration Date(19)

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units
of Stock That Have Not Vested ($)(2)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That
Have Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested ($)

(7
)

1,050

$
17.08750

10/30/2010

(7
)

208

$
17.08750

2/6/2011

(7
)

794

$
17.47500

10/30/2010

(7
)

1,454

$
17.47500

10/30/2010

(7
)

3,652

$
17.47500

2/5/2012

(7
)

648

$
17.47500

2/6/2011

(7
)

496

$
17.47500

2/6/2011

(7
)

282

$
17.47500

2/6/2011

(7
)

878

$
17.47500

2/6/2011

(7
)

1,230

$
17.47500

10/30/2010

(14
)

9,000

$
195,750

(12
)

2,464

$
53,592

(12
)

1,333

$
28,993

(15
)

1,598

$
34,757

(16
)

13,500

$
293,625

(17
)

10,800

$
234,900

(12
)

798

$
17,357

(13
)

4,500

$
97,875

(10
)

4,000

$
87,000

Notes to the above table:

(1)
  Represents the mean between the highest and the lowest stock price of a share of Common Stock on the grant date of the option.

(2)
  On December 29, 2006, the last completed trading day of the fiscal year, the closing market value of the Common Stock was
$21.75.

(3)
  The option vests at 33.3334% on June 8, 2005 and 33.3333% on June 8, 2007 and June 9, 2009.

(4)
  The option vests at 33.334% on the first anniversary and 33.333% on the third and fifth anniversaries of the grant date.

(5)
  The option vests at 33.334% on the ninth month and 33.333% on the thirtieth and fifty-fourth month of the grant date.

(6)
  The option vest at 33.34% on the eighteenth month and 33.33% on each of the thirtieth and forty-second months of the grant date.

(7)

This is a reload option grant which is 100% vested on the date of grant. Under the reload feature, which was ended effective
January 1, 2006, a holder received options to replace shares used to pay the Company for shares acquired when a stock option was exercised and to satisfy tax withholding obligations. The reload options were granted at an exercise price that was equal to the mean between the highest and lowest stock price of a share of Common Stock on the day of the award and expire on the expiration date of the original option grant.

(8)
  The performance-accelerated restricted stock unit award vests 50% on May 9, 2006 and 50% on May 9, 2007, since the performance goal has been achieved.

(9)
  The performance-accelerated restricted stock unit award vests on August 11, 2010 unless performance goal is achieved sooner.

(10)
  The performance share award vests at 33.34% on December 31, 2006 and 33.33% on December 31, 2007 and December 31,
2008 subject to the achievement of performance goals.

(11)
The restricted stock unit award vests 100% on the fourth anniversary of the grant date.

(12)
  The restricted stock unit award vests at 33.4% on the third anniversary and 33.33% on the fourth and fifth anniversaries of the grant date.

(13)
  The performance share award vests at 33.34% on December 31, 2005 and 33.33% on December 31, 2006 and December 31,
2007 subject to the achievement of performance goals.

(14)
  The restricted stock unit award vests at 33.4% on the third anniversary of the base date and 33.3% of the fourth and fifth anniversaries of the base date, June 8, 2004.

(15)
  The restricted stock unit award vests at 33.4% on the third anniversary of the base date and 33.3% of the fourth and fifth anniversaries of the base date, August 11, 2003.

(16)
  The restricted stock unit award vests at 33.4% on the third anniversary of the base date and 33.3% of the fourth and fifth anniversaries of the base date, August 16, 2004.

(17)
  The restricted stock unit award vests at 33.4% on the third anniversary of the base date and 33.3% of the fourth and fifth anniversaries of the base date, August 15, 2005.

(18)
  The restricted stock unit award vests at 33.4% on August 16, 2007 and 33.3% on August 16, 2008 and August 16, 2009.

(19)

The options terminate 10 years after the grant date (see note 7 above regarding reload option grants), except for
Mr. E.M. Carpenter’s whose options expire no later than five years from the date of his retirement.

Option Exercises and Stock Vested in 2006

Option Awards

Stock Awards

Name

Number of Shares Acquired on Exercise (#)

Value Realized on Exercise ($)(1)

Number of Shares Acquired on Vesting (#)(3)

Value Realized on Vesting ($)(2)(3)

G.F. Milzcik

64,418

$
432,808

45,152

$
968,793

E.M. Carpenter

400,026

3,147,142

200,920

4,218,915

W.C. Denninger

60,808

595,228

46,982

1,000,109

J. R. Arrington

76,920

702,850

40,652

869,443

S.S. Gates

86,618

560,628

40,652

869,443

P.J. Dempsey

0

0

10,505

217,027

Notes to table:

(1)
  Amount reflects the difference between the exercise price of the option and the market value at the time of exercise.

(2)
  Except as set forth in note 3. below, amounts include the market value of the award on the day the stock vested.

(3)

Amount includes performance shares vested on December 31, 2006 for Messrs. Milzcik, E.M. Carpenter, Denninger, Arrington, and
Dempsey, and Ms. Gates which were paid in the form of shares of Common Stock on March 1, 2007, when the market value was $22.16 per share: 7,834, 76,000, 7,000, 6,000, 7,000 and 6,000 respectively. The value realized on vesting of these performance share awards was $173,601, $1,684,160, $155,120, $132,960, $155,120 and $132,960 respectively for Messrs. Milzcik, E.M. Carpenter, Denninger, Arrington, Dempsey and Ms. Gates, respectively.

Pension Benefits

The table below sets forth the calculated
pension benefits for the named executive officers.

Pension Benefits Table1

Name and Principal Position

Plan Name

Number of Years Credited Service (12/31/2006)

Present Value of Accumulated Benefit

Payments During Last Fiscal Year

G.F. Milzcik

Qualified

7.500

$
166,306

$
0

President and Chief Executive

SSORP

7.500

$
778,427

$
0

Officer

SERP

7.500

$
102,981

$
0

E.M. Carpenter[2]

Qualified

8.000

$
403,367

$
0

Former President and Chief

SSORP

8.000

$
4,759,443

$
0

Executive Officer

SERP

8.000

$
686,654

$
0

Individual Agreement

8.000

$
5,961,173

$
0

W.C Denninger[3]

Qualified

6.750

$
256,661

$
0

Senior Vice President,

SSORP

6.750

$
502,200

$
0

Finance and Chief Financial Officer

SERP

6.750

$
99,414

$
0

J.R. Arrington

Qualified

8.667

$
421,314

$
0

Senior Vice President,

SSORP

8.667

$
637,749

$
0

Human Resources

SERP

8.667

N/A

$
0

S.S. Gates

Qualified

7.583

$
318,964

$
0

Senior Vice President,

SSORP

7.583

$
800,007

$
0

General Counsel and Secretary

SERP

7.583

N/A

$
0

P.J. Dempsey

Qualified

6.167

$
81,398

$
0

Vice President,

SSORP

6.167

$
239,511

$
0

Barnes Group Inc., and President, Barnes Aerospace

SERP

6.167

$
33,377

$
0

Notes/Comments:

[1]

All assumptions are as detailed in the notes to the consolidated financial statements for the fiscal year ending December 31,
2006, including a discount rate of 5.90% with the exception of the following:

—
Retirement age for all plans is assumed to be the unreduced retirement age, as defined by each plan, or age as of December 31, 2006.

—
No pre-retirement mortality, disability, or termination are assumed.

Consistent with financial disclosure calculations, it is assumed that the form of payment as of December 31, 2006 is life annuity for the Salaried Retirement Income Plan (Qualified) and
the Supplemental Executive Retirement Plan (SERP). It is assumed that the form of payment as of December 31, 2006 is a 50% Joint and Survivor annuity for the Supplemental Senior Officer Retirement Plan (SSORP) for married participants.

The 2006 qualified plan compensation limit of $220,000 has been incorporated.

[2]
Mr. E.M. Carpenter terminated employment as of December 31, 2006.

Mr. E.M. Carpenter’s Individual Agreement amount represents the present value of payments that are in lieu of his receiving benefits under the Company’s Senior Executive
Enhanced Life Insurance Program, including tax gross-up payments payable under his employment agreement, collectively payable in fourteen (14) quarterly installments each in the amount of $15,431.03 beginning October 1, 2007 and ending
January 1, 2011 as well as one final installment in the amount of $3,620.69 on April 1, 2011. It also includes $5,103,067 under the SSORP and $678,708 under the SERP attributable to his employment agreement, which provided one additional year of credited service for each actual year of service.

[3]
  The Prior Plan Offset for Mr. Denninger on record is payable as of age 65. For purposes of these calculations, this amount has been actuarially adjusted to an amount payable as of age 62.

Discussion Concerning Pension Benefits Table

We provide retirement benefits to the named executive officers under three defined benefit pension plans: the Barnes Group Salaried Retirement Income
Plan, which is referred to as the “Pension Plan”, the Barnes Group Supplemental Executive Retirement Plan, which is referred to as the “SERP” and the Barnes Group Supplemental Senior Officer Retirement Plan, which is referred to as the “SSORP”. The Pension Plan is a broad-based tax-qualified defined benefit pension plan. The Pension Plan provides retirement income based on a percentage of annual compensation. The SERP and the SSORP are non-tax-qualified supplemental executive retirement plans that provide more generous benefits than the Pension Plan for designated employees and senior executive officers of the Company.

None of the named executive officers is currently eligible for early retirement under any of the Company’s defined benefit pension plans.

Salaried Retirement Income Plan

The Pension Plan is a defined benefit pension plan designed to provide income after retirement to eligible participants and their beneficiaries. Only salaried employees, including the named executive officers, are eligible to participate in the Pension Plan.

In general, each eligible employee receives credit for benefit accrual and vesting purposes equal to the number of full months elapsed from the date the employee becomes a participant until the date the participant is no longer employed as a salaried employee by us. There are certain exceptions for authorized leaves of absence.

The normal retirement date under the Pension Plan is the first day of the month following (1) a participant’s 65th birthday or (2) if employed after age 60, the month the employee achieves five years of service. Employees are eligible for early retirement if they have completed 10 years of vesting service and have reached age 55. A participant whose employment terminates before he or she is eligible to retire on a normal or early retirement date but who has otherwise met the vesting requirements of the Pension Plan is entitled to a deferred vested retirement benefit. A participant is 100% vested in the Pension Plan after completing five years of vesting service.

In 2006, the benefit formula for calculating benefits under the Pension
Plan was changed for credited service earned on and after January 1, 2007. The following table shows the calculation of the basic retirement benefit for credited service earned as of December 31, 2006 under the prior formula, and for credited service earned on and after January 1, 2007:

Benefit Accrual Rate

For Credited Service Earned as of 12/31/2006

For Credited Service Earned on and after 1/1/2007

Final Average Earnings up to Covered Compensation times Credited Service up to 25 years times

1.85
%

1.5
%

Plus

Final Average Earnings above Covered Compensation times Credited Service up to 25 years times

2.45
%

2.0
%

Plus

Final Average Earnings times Credited Service over 25 years times

0.5
%

0.5
%

Benefit Formula Terms

Final Average Earnings is the average of a participant’s highest five consecutive years’ compensation within the 10 years before retirement or termination from the Company. Compensation includes all earnings paid to the participant as reported to the Internal Revenue Service on the participant’s Form W-2, but excludes overtime pay, bonuses, director’s fees, reimbursement of expenses and any other additional form of earnings, including contributions made to or under any other form of benefit plan (e.g., a 401(k) or profit sharing plan).

Covered Compensation is the average annual earnings used to calculate a participant’s Social Security benefit. Covered Compensation is based on the year in which a participant reaches his or her Social Security retirement age. It assumes that the participant will earn the maximum amount taxable by Social Security up to that time. Covered Compensation for a participant who reached age 65 and retired in 2006 was $51,000.

Credited Service for Benefit Purposes is
the total time a participant spends working at the Company that counts toward his or her pension benefit. Credited Service most often is the number of months the participant works for the Company.

The basic retirement benefit is reduced by the monthly amount of income payable to the participant attributable to employer contributions under any other tax-qualified defined benefit pension plan under which the participant receives credit for service which also constitutes credited service under the Pension Plan.

Where a participant has a spouse on the date that his or her retirement benefit begins, the default form of benefit is a qualified joint and survivor annuity option with the participant’s spouse entitled to receive 50% of the participant’s retirement benefit in the event of the participant’s death. Where a participant does not have a spouse on the date that his or her retirement benefit is to begin, the normal form of payment is a single life annuity with no amount of the benefit payable to any individual after the participant’s death.

The normal retirement benefit of a participant will be his or her basic retirement benefit as determined above multiplied by 100% (minus any percentage attributable to the cost of a pre-retirement survivor annuity, if applicable) and multiplied by (a) the actuarial equivalent factor of the normal form of benefit for the participant or (b) the actuarial equivalent factor of any optional form of retirement benefit provided for under the Pension Plan that the participant elects to receive instead of the normal form. Optional forms of benefit include Contingent
Annuity of 25%, 50%, 75% or 100%; 120 Months Certain and Life Option, Level Income Option, and Level Income and Contingent Annuity Option.

The maximum annual benefit payable to a participant in any calendar year may not exceed the limitations imposed by the Internal Revenue Code.

Supplemental Executive Retirement Plan

The purpose of the SERP is to provide supplemental pension benefits to selected employees and certain officers of the Company, including the named executive officers, who elect any form of contingent annuity under the Pension Plan under which a spouse or former spouse is the contingent pensioner. A “contingent pensioner” is a person who will receive annuity payments under the Pension Plan after the death of the participant.

An employee is eligible for benefits under the SERP if he or she is an officer of the Company or one of its subsidiaries who retires with 10 years of service under the Pension Plan or if the Benefits Committee designates that such employee is eligible to participate in the SERP and such person is receiving retirement benefits under which the contingent pensioner is the participant’s spouse or former spouse.

The benefit payable to a participant is a monthly supplemental annuity equal to (a) minus (b), where:

(a)
equals the sum of: (i) the monthly retirement income payable to the participant if he or she elected a straight life annuity under the Pension Plan, and (ii) if the participant is also a participant in the SSORP, the monthly retirement income payable to the participant if he or she elected a straight life annuity under the SSORP; and

(b)
equals the sum of: (i) the monthly pension benefits to which the participant is entitled pursuant to the Pension Plan were he or she to elect the 50% contingent pensioner form of annuity, naming such spouse or former spouse as contingent pensioner, and (ii) if the participant is also a participant in the SSORP, the monthly pension benefits to which the participant is entitled pursuant to the SSORP were he or she to elect the 50% contingent pensioner form of annuity.

Supplemental Senior Officer Retirement Plan

The SSORP is designed to
provide supplemental retirement benefits to selected employees of the Company. Only employees named by the Board of Directors are eligible to participate in the SSORP. As of December 31, 2006, there are seven executive officers, including the named executive officers, and one non-management employee of the Company designated as participants in the SSORP.

Upon reaching age 62 and completing 10 years of credited service, a participant is entitled to retire with a lifetime benefit equal to the excess of (a) over the sum of (b),
(c) and (d), where:

(a)
equals 55% of the participant’s final average compensation multiplied by the ratio (not to exceed 1.0) of his or her credited service to 15;

(b)
equals the participant’s Pension Plan benefit; and

(c)
equals the participant’s Social Security benefit; and

(d)
equals the participant’s prior employer benefit.

“Final average compensation” has the same meaning as Final Average Earnings except that “final average compensation” includes bonuses and “credited service” has the same meaning as it does under the Pension Plan. The “Pension Plan benefit” is the annual pension benefit payable as a single life annuity upon the participant’s actual retirement date. “Social Security benefit” means the participant’s annual Social Security benefit. “Prior employer benefit” means any benefit paid or payable by any prior employer of the participant.

Termination Provisions of Employment and Change-in-Control Arrangements

The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to the named executive officers in the event of a termination of employment or a change in control of the Company. The key provisions of those arrangements are described below, and then the values of potential payments that would be due if termination of employment or a change-in-control occurred on December 31, 2006 are set forth in the table following the description.

Employment Agreements

Termination Provisions of Mr. Milzcik’s Employment Agreement. We have an employment agreement with Mr. Milzcik, our President and Chief Executive Officer. The
terms of the agreement that relate to termination and change-in-control are described below. The terms that relate to compensation are set forth under the heading “Discussion Concerning Summary Compensation Table and Grants of Plan-Base Awards
Table.”

If Mr. Milzcik’s employment is terminated by us other than for cause, death or disability, or by Mr. Milzcik for good reason, he will receive:

salary paid for two years, plus two times his target bonus amount in effect for the year of termination paid when such payments would have been provided if his employment had not been terminated,

two years’ continuation of then-provided welfare benefits (to the extent continuation is permitted under our plans), and all accrued benefits, if any, that he is entitled to under all of our programs (excluding severance pay or salary continuation programs) providing benefits after termination, these benefits are referred to below as “Accrued Post-Employment Benefits”.

In
addition, (a) all outstanding options to purchase Common Stock held by Mr. Milzcik will continue to vest during the two-year period and will remain exercisable for the lesser of the term of the option and one year following the expiration of the two-year period, and (b) outstanding restricted stock units or performance shares or performance unit awards held by him and granted on or after October 19, 2006 will vest as of the date of such termination to the extent such awards would have vested in accordance with their regular vesting schedule as if his employment had continued for the two-year period and, in the case of performance shares or units, as if the applicable performance goal had been achieved at the target.
All post-termination compensation arrangements will conform with Internal Revenue Code Section 409A and any other tax, legal or regulatory restrictions in effect at the time of severance.

In the event of a change in control, all outstanding stock options, restricted stock unit and performance share or performance unit awards then held by Mr. Milzcik that were granted on or after October 19, 2006 that are not then vested will immediately become vested and, in the case of performance share or performance units, assuming that the applicable performance goals were achieved at the target level of performance. Mr. Milzcik’s rights and entitlements with respect to equity-based grants awarded prior to October 19, 2006 will be determined in accordance with agreements between Mr. Milzcik and us that were in effect on October 19, 2006.

Termination by us without cause or by Mr. Milzcik for good reason within two years after a change in control entitles him to the same severance arrangements as a normal severance without cause except his severance payments will be paid in a lump sum, he will receive a prorated bonus for the year of severance, and the bonus component of his severance benefit will be based on the higher of (i) target bonus in the year of severance, or (ii) the average annual bonus awarded in the last three years. All post-severance compensation arrangements will conform with Internal Revenue Code Section 409A and any other tax, legal or regulatory restrictions in effect at the time of severance. Any amounts deferred to comply with Section 409A shall bear interest for the period of the deferral at the applicable federal rate.

If his employment is terminated by us for cause or by Mr. Milzcik other than for good reason, we will pay him his earned and unpaid salary and any Accrued Post-Employment
Benefits as of the date of termination.

In the event of termination due to death or
disability, we will pay Mr. Milzcik’s earned and unpaid salary and any Accrued Post-Employment Benefits as of the date of termination and provide him or his beneficiary, as applicable, the compensation and benefits made available generally to our executive officers in the event of death or disability under the terms and conditions of our applicable plans, policies, programs or arrangements applicable to executive officers.

Following termination of employment, Mr. Milzcik has agreed to not compete with the Company for two years, or solicit our customers for two years or our employees for three years, and to abide by confidentiality, non-disparagement and trade secrets covenants in perpetuity.

To the extent that any payment or distribution to Mr. Milzcik is or will be subject to the excise tax imposed under
Section 4999 of the Internal Revenue Code of 1986, his agreement provides that total payments to Mr. Milzcik will be reduced (but not below zero) if and to the extent that a reduction in the total payments would result in Mr. Milzcik retaining a larger amount, on an after-tax basis, than if he received the entire amount of such payments.

Mr. E.M. Carpenter’s Employment Agreement. We had an employment agreement with Mr. Carpenter prior to his retirement on December 31, 2006. The agreement provided for double service credits under our non-qualified retirement plans. Pursuant to Amendment 1 to the agreement, entered into as of July 2, 2003, following his retirement Mr. Carpenter and his spouse are entitled to receive retiree medical coverage provided by us to our retirees. Pursuant to Amendment 2 to the agreement, entered into December 8, 2006, Mr. Carpenter received two years of service credit for each one year of actual service under the Senior Executive Enhanced Life Insurance Program. In
connection with his retirement, the Compensation Committee also permitted Mr. Carpenter to waive his right to approximately 10 percent of the maximum life insurance benefit (and related income tax “gross up”) to which he would have been entitled (subject to satisfaction of insurance company underwriting requirements) under his employment agreement and the Senior Executive Enhanced Life Insurance Program in exchange for payments to him in an aggregate amount not to exceed
$219,655.17. Mr. Carpenter is obliged not to compete with the Company for a two-year period following his retirement and required not to disparage the Company.

Change-In-Control and Severance Arrangements

We entered into a change-in-control severance agreement with each of the named executive officers. Each of the agreements had an initial term of one year with an automatic annual extension commencing on the January 1 immediately following the commencement of the agreement and on each January 1 thereafter, unless the Company or the executive provides written notice not later than
September 30 of the preceding year of a determination not to extend the agreement.

All rights of Mr. Milzcik upon a change-in-control are governed exclusively by his employment agreement (and not his change-in-control severance agreement), except that his rights with respect to any equity based grants made before
October 19, 2006, the date of his promotion, are governed by the agreements between Mr. Milzcik and us that were in effect on October 19, 2006, including but not limited to the equity-related provisions of his change-in-control severance agreement that are described below.

The change-in-control severance agreement
provides that upon the occurrence of a change-in-control, the executive is entitled to a cash payment equal to a prorated target bonus for the year in which the change-in-control occurs, a prorated target long-term incentive plan award for the long-term incentive period in which the change-in-control occurs, all options held by the executive would vest, and all restrictions on stock-based awards would lapse. In the event of a change-in-control, an executive who is incapacitated and is not able to perform his or her full-time duties would be entitled to receive full salary and employment benefits (less any amounts received under the Company’s long-term disability plan) until terminated by reason of disability.

The agreement provides that an executive who is terminated following a change-in-control other than for cause and other than by reason of death, disability or voluntary termination, would be entitled to severance payments and benefits. These would consist of (i) a cash payment equal to a multiple (3 times in the case of Mr. E.M. Carpenter, 2 times for each other executive) of the executive’s most recent base salary and average annual bonus (as defined); (ii) continuation of participation in the Company’s pension and welfare benefit plans for a number of months (36 or 24)
corresponding to the multiple in (i), with the benefits reduced to the extent the executive subsequently receives coverage elsewhere; and (iii) a cash payment equal to a prorated target bonus for the year in which the employment termination occurs (less any pro rata bonus previously paid for the same period). The agreement provides that, if any payment or benefit would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the cash severance payments and other payments and benefits to the executive will be reduced if and to the extent that reducing the payments and benefits would result in the executive’s retaining a larger amount, on an after-tax basis, than if he received the entire amount of such payments and benefits.

Except in the case of Mr. Milzcik, whose rights in the event of a change in control are generally governed by his employment agreement, the change-in-control severance agreement supersedes any other agreements that apply in the event that the executive’s employment with us is terminated following a change in control by us without cause or by the executive for good reason. The superseded agreements would include the Barnes Group Inc. Executive Separation Pay Plan described below.

Barnes Group Inc. Executive Separation Pay Plan

Messrs. Arrington, Denninger and Dempsey, and Ms. Gates are each covered by the Executive Separation Pay Plan. Mr. Milzcik’s employment agreement, which is summarized above, sets forth and supersedes the Executive Separation Pay Plan with respect to payments and benefits he would be entitled to receive upon termination from the Company. The Executive Separation Pay Plan provides for severance payments and benefits to an eligible executive whose employment is terminated other than due to misconduct of any type, including, but not limited to, violation of Company rules or policies or which results in conviction of a felony or as a result of the sale of the stock or substantially all of the assets of a business unit of the Company and the employee is offered employment by the purchaser, within 30 days after the closing of the sale, in a comparable position and for substantially equivalent compensation and benefits as before the sale.

Pursuant to the Executive Separation Pay
Plan, a terminated eligible named executive officer is entitled to minimum severance of one month’s base salary or the amount of accrued vacation, whichever is greater. In order to receive the higher severance payment of twelve months salary plus accrued vacation, the eligible named executive officer must execute a release of claims acceptable to us. The salary portion is to be paid on regular payroll dates. The vacation portion is to be paid in a lump sum. During the severance period, benefits pursuant to medical, dental, group life, supplemental life, dependent life, flexible benefit, accidental death and dismemberment insurance and long-term disability plans that were provided by the Company prior to the termination date will continue to be provided.

Retirement Plans

The amount and form of pension benefits that would be paid upon a qualifying retirement under our
Pension Plan, Supplemental Senior Officer Retirement Plan, Supplemental Executive Retirement Plan and the individual agreement with Mr. E.M. Carpenter are disclosed in the Pension Table above and in the discussion that accompanies that table.
Any additional retirement benefits that would be payable in the event of termination of employment or change-in-control are shown in the “Potential Payments Upon Termination or Change-in-Control” table.

Stock Options

Stock Options granted prior to 2000. If the holder’s employment is terminated other than by reason of death, disability or retirement or cause, the portion of the stock options that is exercisable as of the date of the termination will remain exercisable for 90 days and then terminate; and the stock options that are not exercisable at the date of termination will be forfeited. If the holder’s employment

terminates due to death or disability or the holder retires, the portion of the stock options that are not exercisable will immediately become exercisable and the stock options will be exercisable for a year after the termination date. If the holder’s employment is terminated for cause, all outstanding stock options will terminate.

Stock Options granted in 2000 and thereafter. If the holder’s employment is terminated other than by reason of death, disability or retirement or for cause, (i) the portion of the stock options that are exercisable as of the date of termination will terminate; provided, however, if the employee is terminated by the Company without cause the stock options that were exercisable as of the date of termination will remain exercisable for one year from the date of termination and (ii) the portion of the stock options that have not become exercisable will be forfeited. If the holder’s employment terminates due to death or disability, the portion of the stock options that are not exercisable will immediately become exercisable and the stock options will be exercisable for a year after the termination date. If the holder’s employment terminates by reason of retirement at the age of 62 or later with a minimum of five years of service, the portion of the stock options that are not yet exercisable on the retirement date will continue to become exercisable for up to one year after the date of retirement so long as the holder executes a covenant not to compete, and up to five years if the holder also executes a release of claims. If the holder’s employment is terminated for cause, all outstanding stock options will terminate. Upon a change-in-control all stock options vest.

Restricted Stock Unit
Awards

For the purposes of the table, below is the standard treatment of restricted stock units under the various types of termination of employment, although the exact treatment varies by agreement and by person. If the holder’s employment is terminated, other than due to death or disability or retirement, the unvested portion of the award terminates. If the holder’s employment is terminated due to death or disability, the holder may receive a prorated portion of the shares. If the holder’s employment terminates by reason of retirement, the portion of the restricted stock units that has not yet become non-forfeitable may continue to vest or become non-forfeitable. If the holder’s employment is terminated for cause, the unvested portion of the award terminates. If there is a change-in-control, any restricted stock units that are not then non-forfeitable will become non-forfeitable.

Performance Share Awards

If a holder’s employment is terminated by the Company without cause, in the case of the 2005 award, or due to death or disability, in the case of the 2005 or 2006 awards, then the holder earns for the performance year in which the termination occurs the number of awards that would have been earned in the year as if the holder were employed through the end of the performance year, except if there is a change-in-control in that year in which case the maximum number (or in the case of the 2006 awards, 80% of the maximum number) that could be earned in that year will be earned. If a holder’s employment is terminated for any other reasons, then the award terminates for all units not earned as of the termination date.

If there is a change-in-control
before the last day of the award period, all performance share awards shall immediately be deemed earned.

Performance-Accelerated Restricted Stock Unit Awards

If a holder’s employment terminates as a result of death or disability before the normal vesting date and before the performance goal is achieved and after the second anniversary of the grant date, then on the date of termination a prorata amount, based on the number of months that have elapsed since the grant date, will become non-forfeitable. If a holder’s employment terminates as a result of death or disability before the normal vesting date and after the performance goal is achieved and after the first anniversary of the grant date and before the first anniversary of the date on which the performance goal was achieved, then any performance-accelerated restricted stock units that have not been forfeited become non-forfeitable.

If after the third anniversary of the grant date but before normal vesting, a holder retires at or after age 62 with a minimum five years of service, and the holder executes a covenant not to compete and a release of claims, then any performance-accelerated restricted stock units that have not become non-forfeitable will become non-forfeitable as if the holder had remained employed by the
Company, unless the holder dies after retirement in which case the performance-accelerated restricted stock units will become non-forfeitable at the time of death.

If a holder of 2003 performance-accelerated restricted stock units is terminated involuntarily, other than for cause, death, disability or retirement, on or after February 12, 2008 but before February 12, 2010 and the holder executes a covenant not to compete and a release of claims, then a pro rata portion of the performance-accelerated restricted stock units that are then not non-forfeitable will become non-forfeitable on the date of termination based on the portion of the normal seven-year vesting period that has elapsed since the grant date. A similar rule applies if a holder of 2004 performance-accelerated restricted stock units is terminated involuntarily, other than for cause, on or after February 11, 2009 but before August 11, 2010.

Upon a change-in-control of the Company, all performance-accelerated restricted stock units that are not then non-forfeitable will immediately become non-forfeitable.

The amount of compensation payable to each named executive officer if termination of employment or a change-in-control occurs, assuming a December 31, 2006 triggering event, is listed in the tables below. The payments for Mr. E.M. Carpenter, other than those listed for post-retirement events affecting his restricted stock units, are those actually payable due to his retirement on December 31, 2006, rendering other scenarios inapplicable.

Potential Payments Upon Termination or Change-in-Control(1)

G. F. Milzcik(2)

Voluntary Termination(8)

For Cause Termination(9)

Without Cause/Good Reason Termination(10)

Death(11)

Disability(12)

Change in Control

Change in Control With Termination

Retirement(13)

Cash Compensation/ Severance

$
0

$
0

$
1,815,000

$
874,876

$
874,876

$
0

$
1,654,291

$
0

Additional Retirement Benefits(3)

$
0

$
0

$
0

$
0

$
0

$
0

$
932,186

$
0

Continuation of Other Benefits(4)

$
0

$
0

$
169,195

$
0

$
0

$
0

$
169,195

$
0

Stock Options(5)

$
0

$
0

$
127,089

$
978,922

$
978,922

$
978,922

$
978,922

$
0

Restricted Stock Units(6)

$
0

$
0

$
0

$
1,420,183

$
1,420,183

$
1,420,183

$
1,420,183

$
0

Performance Share Awards(6)

$
0

$
0

$
0

$
0

$
0

$
242,861

$
242,861

$
0

Performance-Accelerated Restricted Stock Unit Award(6)

$
0

$
0

$
478,500

$
706,049

$
706,049

$
1,000,500

$
1,000,500

$
0

TOTAL

$
0

$
0

$
2,589,784

$
3,105,154

$
3,105,154

$
3,642,466

$
6,398,138

$
0

E. M. Carpenter(7)

Voluntary Termination(8)

For Cause Termination(9)

Without Cause/Good Reason Termination(10)

Death(11)

Disability(12)

Change in Control

Change in Control With Termination

Retirement(13)

Cash Compensation/ Severance

$
0

$
0

$
0

$
0

$
0

$
0

$
0

$
1,760,422

Additional Retirement Benefits(3)

$
0

$
0

$
0

$
0

$
0

$
0

$
0

$
0

Continuation of Other Benefits(4)

$
0

$
0

$
0

$
0

$
0

$
0

$
0

$
0

Stock Options(5)

$
0

$
0

$
0

$
0

$
0

$
0

$
0

$
3,642,445

Restricted Stock Units(6)

$
0

$
0

$
0

$
61,993

$
61,993

$
61,993

$
0

$
1,009,446

Performance Share Awards(6)

$
0

$
0

$
0

$
0

$
0

$
0

$
0

$
0

Performance-Accelerated Restricted Stock Unit Award(6)

$
0

$
0

$
0

$
0

$
0

$
0

$
0

$
2,066,250

TOTAL

$
0

$
0

$
0

$
61,993

$
61,993

$
61,993

$
0

$
8,478,564

W. C. Denninger

Voluntary Termination(8)

For Cause Termination(9)

Without Cause/Good Reason Termination(10)

Death(11)

Disability(12)

Change in Control

Change in Control With Termination

Retirement(13)

Cash Compensation/ Severance

$
0

$
0

$
400,000

$
569,025

$
569,025

$
6,370

$
1,466,106

$
0

Additional Retirement Benefits(3)

$
0

$
0

$
0

$
0

$
0

$
0

$
1,042,597

$
0

Continuation of Other Benefits(4)

$
0

$
0

$
87,526

$
0

$
0

$
0

$
175,052

$
0

Stock Options(5)

$
0

$
0

$
0

$
403,470

$
403,470

$
403,470

$
403,470

$
0

Restricted Stock Units(6)

$
0

$
0

$
0

$
747,238

$
747,238

$
747,238

$
747,238

$
0

Performance Share Awards(6)

$
0

$
0

$
0

$
0

$
0

$
206,625

$
206,625

$
0

Performance-Accelerated Restricted Stock Unit Award(6)

$
0

$
0

$
478,500

$
706,049

$
706,049

$
1,000,500

$
1,000,500

$
0

TOTAL

$
0

$
0

$
966,026

$
2,425,782

$
2,425,782

$
2,364,204

$
5,041,589

$
0

J. R. Arrington

Voluntary Termination(8)

For Cause Termination(9)

Without Cause/Good Reason Termination(10)

Death(11)

Disability(12)

Change in Control

Change in Control With Termination

Retirement(13)

Cash Compensation/ Severance

$
0

$
0

$
326,000

$
417,380

$
417,380

$
4,672

$
1,214,265

$
0

Additional Retirement Benefits(3)

$
0

$
0

$
0

$
0

$
0

$
0

$
907,732

$
0

Continuation of Other Benefits(4)

$
0

$
0

$
90,147

$
0

$
0

$
0

$
180,293

$
0

Stock Options(5)

$
0

$
0

$
0

$
314,064

$
314,064

$
314,064

$
314,064

$
0

Restricted Stock Units(6)

$
0

$
0

$
0

$
680,389

$
680,389

$
680,389

$
680,389

$
0

Performance Share Awards(6)

$
0

$
0

$
0

$
0

$
0

$
174,000

$
174,000

$
0

Performance-Accelerated Restricted Stock Unit Award(6)

$
0

$
0

$
435,000

$
643,583

$
643,583

$
913,500

$
913,500

$
0

TOTAL

$
0

$
0

$
851,147

$
2,055,416

$
2,055,416

$
2,086,625

$
4,384,243

$
0

S. S. Gates

Voluntary Termination(8)

For Cause Termination(9)

Without Cause/Good Reason Termination(10)

Death(11)

Disability(12)

Change in Control

Change in Control With Termination

Retirement(13)

Cash Compensation/ Severance

$
0

$
0

$
332,000

$
425,062

$
425,062

$
4,758

$
1,236,611

$
0

Additional Retirement Benefits(3)

$
0

$
0

$
0

$
0

$
0

$
0

$
777,982

$
0

Continuation of Other Benefits(4)

$
0

$
0

$
70,365

$
0

$
0

$
0

$
140,729

$
0

Stock Options(5)

$
0

$
0

$
0

$
314,064

$
314,064

$
314,064

$
314,064

$
0

Restricted Stock Units(6)

$
0

$
0

$
0

$
680,389

$
680,389

$
680,389

$
680,389

$
0

Performance Share Awards(6)

$
0

$
0

$
0

$
0

$
0

$
174,000

$
174,000

$
0

Performance-Accelerated Restricted Stock Unit Award(6)

$
0

$
0

$
435,000

$
643,583

$
643,583

$
913,500

$
913,500

$
0

TOTAL

$
0

$
0

$
837,365

$
2,063,098

$
2,063,098

$
2,086,711

$
4,237,275

$
0

P. J. Dempsey

Voluntary Termination(8)

For Cause Termination(9)

Without Cause/Good Reason Termination(10)

Death(11)

Disability(12)

Change in Control

Change in Control With Termination

Retirement(13)

Cash Compensation/ Severance

$
0

$
0

$
330,000

$
495,000

$
495,000

$
5,255

$
1,211,487

$
0

Additional Retirement Benefits(3)

$
0

$
0

$
0

$
0

$
0

$
0

$
425,212

$
0

Continuation of Other Benefits(4)

$
0

$
0

$
64,593

$
0

$
0

$
0

$
129,185

$
0

Stock Options(5)

$
0

$
0

$
0

$
333,937

$
333,937

$
333,937

$
333,937

$
0

Restricted Stock Units(6)

$
0

$
0

$
0

$
769,972

$
769,972

$
861,778

$
861,778

$
0

Performance Share Awards(6)

$
0

$
0

$
0

$
0

$
0

$
206,625

$
206,625

$
0

Performance-Accelerated Restricted Stock Unit Award(6)

$
0

$
0

$
0

$
0

$
0

$
0

$
0

$
0

TOTAL

$
0

$
0

$
394,593

$
1,598,909

$
1,598,909

$
1,407,595

$
3,168,224

$
0

Notes to the above tables:

(1)
Proration of vesting for equity awards determined by excluding any whole months or portion thereof remaining after December 31, 2006. Equity awards (including reload options) that were fully vested by their terms as of December 31, 2006 are not included in the numbers shown above. For information on any outstanding fully-vested equity awards, see the “Outstanding Equity Awards At End of 2006” Table.

(2)
Mr. Milzcik’s October 19, 2006 option and award agreements do not contain retirement provisions. However, Mr. Milzcik’s October 19th 2006 option agreement provides for two additional years to exercise that option in the event of a termination without cause or for good reason.

(3)
The value of these benefits is based upon provisions of Mr. Milzcik’s employment agreement and the change-in-control severance agreements with our Named Executive Officers whereby the executives are entitled to continued participation in the Company’s pension plans for 12-24 months upon covered terminations of employment.

(4)
The value of these benefits is based upon provisions of Mr. Milzcik’s employment agreement and the change-in-control severance agreements with our Named Executive Officers whereby the executives are entitled to continued participation in the Company’s welfare and fringe benefit plans for 12-24 months upon covered terminations of employment. Although continued participation may cease to the extent the Named Executive
Officer subsequently has coverage elsewhere, the numbers set forth in the table above assume coverage for the maximum applicable time period.

(5)
Amounts reflect the difference between the exercise price of the option and the closing market price of $21.75 as of December 29, 2006. Includes options granted prior to 2000 which terminate 90 days after the date of such termination of employment and options granted after 2000 which terminate one (1) year after the date of such termination of employment.

(6)
Amounts reflect the market value of the award as of December 29, 2006, and do not include any value for that portion of the award with respect to which the participants accrued a vested interest on December 31, 2006. Named executive officers are not automatically entitled to a payment with respect to the remaining unvested portion of 2003 Performance-Accelerated Restricted Stock Units; however, such payments have been included in the tables. Amounts listed in this row for Mr. E.M. Carpenter reflect an acceleration in the crediting of vested shares of common stock (granted under his March 7, 2005 Restricted Stock Unit Award Agreement) that would otherwise be credited in approximately equal amounts on August 16 of 2007, 2008 and 2009.

(7)
Mr. E.M. Carpenter’s payment amounts only reflect retirement since he retired from the Company on December 31, 2006.

(8)
No additional salary is due under the Performance-Linked Bonus Plan; participants must be employed on the date of payment to receive an award, so no award is payable.

(9)
The Executive Separation Pay Plan stipulates no separation benefits are due if executive is terminated for misconduct. Under the Performance-Linked Bonus Plan, the officer must be employed on the date of payment to receive an award, so no award is payable.

(10)
One years’ salary. Under the Performance-Linked Bonus Plan, the officer must be employed on the date of payment to receive an award, so no award is payable. Note that only
Mr. Milzcik’s employment agreement allows for “good reason” terminations to be treated as terminations without cause.

(11)
No additional salary is due, but under the Performance-Linked Bonus Plan, participant would be entitled to a prorated award, which in this instance would be the full 2006 amount.

(12)
Includes full 2006 award under the Performance-Linked Bonus Plan. Participants also would be able to receive short-term disability and long-term disability payments available to all salaried employees which amounts are not shown in the table above.

(13)
Equity awards only allow for retirement treatment if an officer retires at or after attaining age 62 with at least five (5) years of service; as a result, none of the named executive officers other than Mr. E.M. Carpenter was eligible to retire on December 31, 2006. With respect to Mr. E.M. Carpenter, (a) the numbers shown for stock options, restricted stock units and performance accelerated restricted stock units are based upon his execution of a covenant and release of claims which allowed him to continue vesting in his awards and extended the expiration of outstanding options to five years after the date of his retirement (but not later than ten years after the grant date of each option); (b) the cash payments relate to the second amendment to Mr. E.M. Carpenter’s employment agreement described in the “Discussion Concerning Summary Compensation and Grants of Plan-Based
Awards Tables” whereby Mr. Carpenter received payments for additional service credit under the Senior Executive Enhanced Life Insurance Program and for his waiver of his right to approximately 10 percent of the maximum life insurance benefit (and related income tax “gross up”) to which he would have been entitled.

Director Compensation in 2006

The annual retainer for
directors is $45,000. In addition to the annual director retainer, committee chairpersons are paid an annual retainer as follows: Audit Committee Chair, $10,000; Compensation and Management Development Committee Chair, $5,000; and other committee chairs, $2,500. The fee

for attending a board or committee meeting is $1,500; provided, that the fee for a telephonic meeting or telephonic participation in a non-telephonic meeting is
$1,000. Directors received a fee of $1,500 per day per meeting if they attended meetings of the senior managers of the Company. In addition, Directors may receive compensation in connection with special assignments in connection with specific projects undertaken by the Board of Directors. Messrs. Barnes, E.M. Carpenter, Denninger and Milzcik did not receive a retainer or meeting fees for service as directors. Pursuant to the Non-Employee Director Deferred Stock Plan, as further amended, which is referred to as the “Non-Employee Director Deferred Stock Plan,” each non-employee director who joined the Board of Directors prior to December 15, 2005, was granted at the time he or she first joined the Board the right to receive 12,000 shares of Common Stock when his or her membership on the Board terminates or, if sooner, when a change-in-control occurs. The plan also provides for the payment of dividend equivalents equal to 12,000 times the dividend per share for each dividend payment date1. The Board of Directors determined on December 15, 2005, to freeze the plan so that no further grants would be given pursuant to the Non-Employee Director Deferred Stock Plan. When Mr. Morgan was elected to the Board of Directors in October 2006, he was granted 2,730 restricted stock units under the Barnes Group Inc. Stock and Incentive award
Plan, which will vest October 18, 2009, or if sooner, if a change-in-control occurs. Dividend equivalents will be paid on the restricted stock units in the amount and at the time dividends are paid on the Common Stock. In February 2006, each of the directors then on the Board of directors other than Mr. Ratcliffe who retired immediately following the 2006 Annual Stockholders Meeting and Messrs. E.M. Carpenter, Denninger and Milzcik, were granted 3,220 restricted stock units under the
Barnes Group Inc. Stock and Incentive Award Plan. These restricted stock units vest as follows: 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. Vesting of these restricted stock units accelerates in full in the event of a change-in-control or in the event the holder retires before the second anniversary of the grant date and after attaining age 70; provided, in the case of retirement, the director executes a covenant not to compete and a release of claims. Vesting also accelerates in full if the director’s service terminates as a result of death or disability. Dividend equivalents equal to the dividend per share are paid on each restricted stock unit on each dividend payment date. Mr. Barnes received $265,000 for serving as Chairman and performing various other duties as a non-executive employee of the Company. The other duties performed by Mr. Barnes include working with the President and Chief Executive
Officer to facilitate his new relationship with the Board of Directors and to develop relationships with possible strategic partners, engaging in various operational corporate activities when requested, chairing Barnes Group Foundation, Inc., and maintaining an active role in community affairs in the Bristol and Hartford areas.

[1]
  Mr. Barnes became a participant in the plan when it was initially adopted in 1987. He became an employee in 1993 and continues to participate in the plan.

The following table sets forth the aggregate amounts of compensation paid and accrued for the year ended December 31, 2006 for non-executive directors.

Director Compensation Table

Name

Fees Earned or Paid in Cash

Stock Awards(1)

Option Awards(2)

Changes
in Pension Value and Nonqualified Deferred Compensation Earnings(3)(4)

All Other Compensation(5)

Total

Thomas O. Barnes

$
—

$
76,608

$
—

$
65,143

$
381,399

$
523,150

Gary G. Benanav

102,000

76,803

—

6,160

12,304

197,267

Donald W. Griffin

82,000

122,487

—

—

12,282

216,769

Mylle H. Mangum

92,500

82,333

—

—

12,294

187,127

John W. Alden

86,500

82,570

—

—

12,231

181,301

William S. Bristow, Jr.

77,500

76,174

—

—

12,324

165,998

George T. Carpenter

73,500

77,258

—

—

12,282

163,040

Frank E. Grzelecki

77,500

88,687

—

—

12,282

178,469

G. Jackson Ratcliffe, Jr.

24,500

80,946

—

—

5,207

110,653

William J. Morgan

18,250

3,472

—

—

609

22,331

Notes to the above table:

(1)

Stock Awards represent the portion of the fair value of restricted stock units granted to non-executive directors under the Barnes
Group Inc. Employee Stock and Ownership Program, the Barnes Group Inc. Stock and Incentive Award Plan and the Non-Employee Director Deferred Stock Plan that was expensed on the Company’s financial statements in 2006 in accordance with generally accepted accounting principles. However, unlike the amounts that were expensed on the financial statements, the amounts shown in this column have not been reduced by estimates of restricted stock units that may be forfeited in the future on account of a participant’s failure to satisfy the continued service requirements of the units. The fair value was determined based on the market value of the Common Stock on the date of grant, as described in Management’s Discussion and Analysis of the Company’s Form 10-K for the fiscal year ended December 31, 2006.

a)
The grant date fair value of stock awards granted in 2006 was $59,981 for each of Messrs. Barnes, Benanav, Griffin, Alden, Bristow, Carpenter, Grzelecki, and Ratcliffe and Ms. Mangum,
and $50,000 for Mr. Morgan.

b)
Stock awards outstanding at December 31, 2006 were 24,320 for each of Messrs. Barnes, Benanav, Griffin, Alden, Bristow, Carpenter, and Grzelecki and Ms. Mangum, and 2,730 for
Mr. Morgan.

(2)

Option Awards outstanding at December 31, 2006 were 114,000 for Mr. Barnes, 52,000 for each of Messrs. Benanav,
Carpenter and Bristow, 15,000 for Mr. Griffin, 5,000 for Ms. Mangum, 25,000 for Mr. Alden and 18,000 for Mr. Grzelecki.

(3)
  The Change in Pension Value and Nonqualified Deferred Compensation Earnings for Mr. Barnes relates to the Company’s
Salaried Retirement Income Plan.

a)
The amount listed in Change in Pension Value and Nonqualified Deferred Compensation Earnings represents the annual increase in pension value under all of Barnes Group Inc.’s defined benefit retirement programs.

b)
All assumptions are as detailed in the notes to our consolidated financial statements for the fiscal years ending December 31, 2006 and December 31, 2005, including discount rates of 5.90% and 5.60%, respectively, with the exception of the following:

—
Retirement age for all plans is assumed to be the unreduced retirement age, as defined by each plan, or December 31, 2005 or December 31, 2006.

—
No pre-retirement mortality, disability or termination is assumed.

c)
Consistent with financial disclosure calculations, it is assumed that the form of payment is a life annuity for the Salaried Retirement Income Plan (Qualified), the Retirement Benefit
Equalization Plan (RBEB) and the Supplemental Executive Retirement Plan (SERP). It is assumed that the form of payment as of December 31, 2006 is a 50% Joint and Survivor annuity for the Supplemental Senior Officer Retirement Plan (SSORP) for
married participants.

d)
The 2006 and 2005 qualified plan compensation limits of $220,000 and $210,000, respectively, have been incorporated.

(4)

Changes in Pension Value and Nonqualified Deferred Compensation Earnings for Mr. Benanav reflects the preferential amount of interest earned on deferred director’s fees and dividends under the Barnes Group Inc. Amended and Restated Directors’ Deferred Compensation Plan. Interest is credited each quarter based upon the rate of interest for prime commercial loans on the first business day of each quarter. The preferential amount was determined by calculating the difference between the actual interest credited to Mr. Benanav and the interest that would have been earned using 120% of a ten-year treasury bill rate. At December 31, 2006, the aggregate balance of Mr. Benanav’s Deferred Compensation was $800,412.

(5)
  The compensation represented by the amounts for 2006 set forth in the All Other Compensation column for the non-executive directors is detailed in the following table:

Name

Taxes paid on All other Compensation(a)

Life Insurance Premium(b)

Dividend Equivalent(c)

Perquisites(d)

Salary(e)

Other(f)

Total

Thomas O. Barnes

$
28,054

$
46,440

$
11,795

$
23,810

$
265,000

$
6,300

$
381,399

Gary G. Benanav

—

—

11,795

—

509

12,304

Donald W. Griffin

—

—

11,795

—

487

12,282

Mylle H. Mangum

—

—

11,795

—

499

12,294

John W. Alden

—

—

11,795

—

436

12,231

William S. Bristow, Jr.

—

—

11,795

—

529

12,324

George T. Carpenter

—

—

11,795

—

487

12,282

Frank E. Grzelecki

—

—

11,795

—

487

12,282

G. Jackson Ratcliffe, Jr.

—

—

—

—

5,207

5,207

William J. Morgan

—

—

—

—

609

609

a)
  Taxes Paid on All Other Compensation are based on the maximum tax rates of each director’s jurisdiction.

b)

Includes $34,340 of life insurance premiums paid on behalf of Mr. Barnes and $12,100 of compensation related to a
Split-Dollar Life Insurance Policy. Mr. Barnes is the owner of this policy for which the Company pays annual premiums. Upon surrender of this policy, termination of the Split Dollar agreement with the Company prior to the death of the insured, or upon the death of the insured, Mr. Barnes must pay the Company the cash surrender value of the policy. The compensation associated with the Split Dollar agreement was calculated by determining Mr. Barnes’s current share of the policy and multiplying by an estimated term life insurance rate based upon certain factors such as the age of the insured and the amount of the policy.

c)

Dividend Equivalents consist of amounts equivalent to dividends earned by the holder of certain “Rights” granted by the
Company under the Barnes Group Inc. Employee Stock and Ownership Program, the Barnes Group Inc. Stock and Incentive Award Plan and the Non-Employee Director Deferred Stock Plan, as described in the notes to the consolidated financial statements to our Form 10-K.

d)
  Included in Perquisites are payments made for club membership dues, financial planning services, the Company Car Program, personal usage of cell phones and gifts for Mr. Barnes.

e)
  Mr. Barnes received $265,000 for serving as Chairman and performing various other duties as a non-executive employee of the
Company.

f)

Included in Other are matching contributions made by the Company under the Retirement Savings Plan for Mr. Barnes; taxes paid on All Other Compensation for Messrs. Benanav, Griffin, Alden, Bristow, Carpenter, Grzelecki, Ratcliffe, and Morgan and Ms. Mangum; life insurance premiums paid by the Company for the benefit of Messrs. Benanav, Griffin, Alden, Bristow,
Carpenter, Grzelecki, and Ratcliffe, and Ms. Mangum; and dividend equivalents for Messrs. Ratcliffe and Morgan.

RELATED PERSON TRANSACTIONS

Transactions with Related
Persons

A brother of William S. Bristow, a director of the Company, has been employed by us in a non-executive position since July 1980. Mr. Bristow’s brother received approximately $166,000 in total compensation from us in 2006 and participates in our benefit programs generally available to substantially all employees.

A post-employment settlement and release of possible claims was entered into between us and Mr. Philip A. Goodrich, a former executive officer of the Company, pursuant to which Mr. Goodrich was paid $870,000.

Review, Approval or Ratification of Transactions with Related Persons

We have a written policy regarding related person transactions. The policy covers all related person transactions or series of similar transactions. All related person transactions are to be in the best interests of the Company and, unless different terms are specifically approved or ratified by the Corporate

Governance Committee, must be on terms that are (i) no less favorable to us than would be obtained in a similar transaction with an unaffiliated third party under the same or similar circumstances, or (ii) generally available to substantially all of our employees. Our General Counsel is responsible for reviewing all related person transactions and taking all reasonable steps to ensure that all
“material” related person transactions (those required to be disclosed pursuant to Item 404 of the Securities and Exchange Commission’s regulation S-K) are presented to the Corporate Governance Committee for pre-approval or ratification in its discretion. Each director and executive officer is responsible for promptly notifying our General Counsel of any related person transaction in which such director or executive officer may be directly or indirectly involved as soon he or she becomes aware of a possible transaction.

For related person transactions
that are not material, our General Counsel is to determine whether the transaction is in compliance with the policy. If a non-material related person transaction involves the General Counsel, the Chief Financial Officer assumes the responsibilities of the General Counsel with respect to the policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The
individuals and institutions set forth below are the only persons known by us to be beneficial owners of more than 5% of the outstanding shares of Common Stock:

Name and Address of Beneficial Owner

Amount and Nature of Beneficial Ownership

Percent of Common Stock

Bank of America Corporation[1] 100 N. Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, North Carolina 28255

8,026,412

15.3
%

Barnes Group Inc. Retirement Savings Plan[2] 123 Main Street Bristol, Connecticut 06011-0489

4,613,149

8.8
%

Wachovia Corporation[3] One Wachovia Center Charlotte, North Carolina 28288-0013

3,236,501

6.2
%

NFJ Investments Group L.P.[4] 2100 Ross Avenue, Suite 1840 Dallas, Texas 75201

2,733,300

5.2
%

Mr. Thomas O. Barnes[5] 123 Main Street Bristol, Connecticut 06011-0489

3,629,360

6.9
%

Notes to the above table:

[1]

As of December 31, 2006, as reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14,
2007, Bank of America Corporation had shared voting power with respect to 3,146,376 shares and shared investment power with respect to 8,026,412 shares.

[2]

As of December 31, 2006, as reported on a Schedule 13G filed with the Securities and Exchange Commission on February 5,
2007, the Barnes Group Inc. Retirement Savings Plan had shared investment power with respect to 4,613,149 shares.

[3]

As of December 31, 2006, as reported on Schedule 13G filed with the Securities and Exchange Commission on February 15,
2007, Wachovia Corporation had sole voting power with respect to 3,236,501 shares; sole investment power with respect to 3,230,031 shares; and shared investment power with respect to 6,000 shares.

[4]

As of December 31, 2006, as reported on Schedule 13G filed with the Securities and Exchange Commission on February 9,
2007, NFJ Investment Group L.P. had sole voting and investment power with respect to 2,733,300 shares.

[5]
As of December 31, 2006, based on Company records.

Security Ownership of Directors and Executive Officers

Our directors, named executive officers, and directors and officers as a group beneficially owned the number of shares of Common Stock, shown below. The information below is as of February 1, 2007.

Name of Person or Group

Amount and Nature of Beneficial Ownership[1]

Percent of Common Stock

John W. Alden

45,000

*

John R. Arrington

284,854

*

Thomas O. Barnes

3,629,360

6.9
%

Gary G. Benanav

74,775

*

William S. Bristow, Jr.

570,198

1.1
%

Edmund M. Carpenter

2,280,192

4.3
%

George T. Carpenter

300,501

*

Patrick J. Dempsey

55,540

*

William C. Denninger

414,451

*

Signe S. Gates

398,200

*

Donald W. Griffin

32,127

*

Frank E. Grzelecki

34,000

*

Mylle H. Mangum

20,454

*

Gregory F. Milzcik

441,778

*

William J. Morgan

2,000

*

Current directors & executive officers as a group (20 persons)

6,919,594

12.8
%

*
Less than 1% of Common Stock beneficially owned.

Note to the above table:

[1]
  The named person or group has sole voting and investment power with respect to the shares listed in this column, except as set forth in this note.

Mr. Barnes has sole voting and sole investment power with respect to 659,054 shares and sole voting and shared investment power with respect to 2,523,502 shares. Included in
Mr. G.T. Carpenter’s total are 216,268 shares held by corporations through which he has voting control. Mr. Bristow has shared voting and shared investment power with respect to 91,254 shares which are held in various trusts which he has the power to revoke. Of the shares of Common Stock owned by Mr. Griffin, 1,200 are pledged. Of the shares of Common Stock owned by Mr. Barnes, 81,906 are pledged.

The shares listed for Messrs. Alden, Arrington, Barnes, Benanav, Bristow, E.M. Carpenter, G.T. Carpenter, Dempsey, Denninger, Griffin, Grzelecki, Milzcik and Morgan and Mses. Gates and Mangum
and the directors and officers as a group include 25,000; 215,308; 114,000; 52,000; 52,000; 1,189,391; 52,000; 29,368; 225,438; 15,000; 18,000; 290,642; 0; 255,408; 5,000 and 2,834,867 shares, respectively, which they have the right to acquire within 60 days after February 1, 2007. The shares listed for Messrs. Arrington, Barnes, E.M. Carpenter, Dempsey, Denninger and Milzcik and Ms. Gates, and the directors and officers as a group include 11,920; 21,517; 12,911; 3,360; 9,550;
7,784; 67 and 102,140 shares, respectively, over which they have shared investment power. These shares are held under the Company’s Retirement Savings Plan. The shares listed for Messrs. Alden, Barnes, Benanav, Bristow, G.T. Carpenter, Griffin
and Grzelecki and Ms. Mangum include 12,000 shares that each of them has the right to receive under the Non-Employee Director Deferred Stock Plan.

The shares listed for Messrs. Arrington, E.M. Carpenter, Dempsey, Denninger and Milzcik and Ms. Gates and the directors and officers as a group do not include 71,200; 159,000; 45,963;
78,800; 111,073; 71,200 and 784,778 restricted stock unit awards, respectively, that the holders may have the right to receive on a future date pursuant to the underlying agreements.

The shares listed for each of Messrs. Alden, Barnes, Benanav, Bristow, G.T. Carpenter, Griffin and Grzelecki, and Ms. Mangum do not include 8,710 restricted stock unit awards and for
Morgan do not include 2,730 restricted stock unit awards that the holders may have the right to receive on a future date pursuant to the underlying agreements.

The number of shares reported as beneficially owned has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors adopted
Corporate Governance Guidelines which set forth requirements to be met by each director in order to be an independent director. Pursuant to the Corporate Governance Guidelines, an “independent” director of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange, including the requirement that the Board must have affirmatively determined that the Director has no material relationships with the Company, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a director is so affiliated is material, the Board has adopted the following categorical standards:

a.
A Director will not be independent if (i) the Director is, or was within the preceding three years, employed by the Company; (ii) an immediate family member of the Director is, or was within the preceding three years, employed by the Company as an “executive officer” (as such term is defined by the New York Stock Exchange) other than on an interim basis; (iii) the Director or any immediate family member has received from the Company, during any 12 consecutive months within the preceding three years, more than $100,000 in direct compensation from the Company, other than compensation received by an immediate family member of a Director for service as a non-executive officer employee of the Company and Director and committee fees and deferred compensation for prior service, provided, that such deferred compensation is not contingent on continued service; (iv) the Director is employed by the
Company’s independent auditor; (v) an immediate family member of the Director is employed by the Company’s independent auditor (I) as a partner, principal or manager, or (II) otherwise as an employee who participates in such independent auditor’s audit, assurance or tax compliance (but not tax planning) practice; or (vi) the Director or an immediate family member was within the last three years (but is no longer) a partner, principal, manager or other employee of the Company’s independent auditor and personally worked on the Company’s audit within that time; or (vii) a Company executive officer is, or was within the preceding three years, on the board of directors of a company which, at the same time, employed the Company Director or an immediate family member of the Director as an executive officer.

b.
The following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence: (i) if a Company Director is an employee, or an immediate family member is an executive officer, of another company that does business with the Company and, within any of the last three fiscal years, the annual sales to, or purchases from, the Company are less than 1% of the annual revenues of the other company; (ii) if a Company Director is an employee, or an immediate family member is an executive officer, of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than 1% of the total consolidated assets of the other company; and (iii) if a Company Director serves as an officer, director or trustee of a charitable organization, and the
Company’s discretionary charitable contributions to the organization are less than 1% of such organization’s total annual charitable receipts, provided, that the amount of the Company’s contributions shall not include the matching of charitable contributions by Barnes Group Foundation, Inc. pursuant to the Matching Gifts Program.

The Board of Directors has determined that each of the non-employee directors, including Mr. Ratcliffe for the period he served on the Board of Directors, is independent under the listing standards of the New York Stock Exchange and the above categorical standards. In the case of Mr. G.T. Carpenter, the Board of Directors considered a commercial banking relationship between the Company and a financial institution for which Mr. G.T. Carpenter serves as a director and the commercial relationships between the Company and companies owned by Mr. G.T.
Carpenter. The commercial relationships are in the ordinary course of business and involved less than $10,000 per year. In the case of the financial institution, the Board of Directors took into consideration the following: the financial institution is one of 17 banks participating in our revolving credit agreement, its commitment under the agreement is approximately 5.25% of the total commitment of all participating banks, the level of borrowings under the agreement, and that the institution could readily be replaced among the participating banks. The Board determined that the relationships are not material.

The Corporate Governance Guidelines prohibit any member of the Audit Committee from simultaneously serving on the audit committee of more than three public companies, including our
Audit Committee.

Board Meetings and Committees; Annual Meeting Attendance; Ownership Guidelines

In 2006, the Board of Directors held six regular meetings and five special meetings which were held telephonically. Each incumbent director of the Company attended 100% of the regular meetings of the Board of Directors and in excess of 95% of the aggregate number of meetings of the Board of Directors and Board committees on which he or she served during 2006. All of the members of the Board of Directors attended the 2006 Annual Meeting of Stockholders. Our Corporate Governance Guidelines provide that the Board of Directors should generally have no fewer than six and no more than 12 directors. The Board of
Directors currently has 11 directors. Each director is required to resign from the Board no later than the annual meeting of stockholders following his or her 72nd birthday. Each director is required to advise the Chairman of the Board of Directors of any change in his or her status, including without limitation, a change in employment or service on other boards of directors, or retirement from his or her principal occupation or another board of directors. Mr. Barnes, Chairman of the Board of Directors, is designated to preside at executive sessions of non-management members of the Board of Directors.
Ms. Mangum, Chairperson of the Audit Committee, or her delegate director, is designated to preside at executive sessions of the independent directors.

Our Board of Directors established stock ownership guidelines for all of our non-executive officer directors of not less than five times the annual retainer payable to each director. A director must meet the ownership guideline by the fourth anniversary of the date he or she joined the Board of Directors. Compliance with the ownership guidelines is measured annually. At the date of the last measurement, all of the non-employee directors who were then on the Board met the ownership guidelines. Since the measurement date, Mr. William J. Morgan has become a member of the Board of Directors. He joined the Board on October 18, 2006 and has four years from that date to meet his ownership requirements.

We have a standing Audit
Committee, Compensation and Management Development Committee and Corporate Governance Committee. The current charter for each of these committees and the Corporate Governance Guidelines are available on the Company’s Internet website. Our website address is www.barnesgroupinc.com.

Stockholder Communication

We have posted our Policy
Regarding Reporting of Complaints and Concerns on our website. The policy provides that stockholders and other interested parties may communicate with the Board of Directors, including the non-management directors as a group, by any of the following methods.

By telephone at:

1-800-300-1560

By internet:

https://www.compliance-helpline.com/welcomepagebarnesgroupinc.jsp

By regular mail:

Barnes Group Corporate Compliance Hotline

P.O. Box PMB 3667

13950 Ballantyne Corporate Place, Ste. 300

Charlotte, NC 28277-2712

All complaints and concerns reported by the above methods will be received by a third-party provider, who will forward each complaint or concern to the office of the General Counsel which will be responsible for relaying communications for the Board of Directors to them.

The Compensation and Management Development Committee

Scope of Authority

The Compensation Committee acts on behalf of the
Board of Directors to establish the compensation of executive officers of the Company and provides oversight of the Company’s compensation philosophy. The Compensation Committee also acts as the oversight committee with respect to the Barnes
Group Inc. Performance–Linked Bonus Plan for Selected Executive Officers, the Barnes Group Inc. Stock and Incentive Award Plan, and other arrangements covering executive officers and other senior management.

In overseeing those plans and programs, the Compensation Committee may delegate authority for day-to-day administration and interpretation of the plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents, to officers of the Company. However, the Compensation Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the executive officers.

Process and Procedures

The Compensation Committee’s processes for establishing and overseeing executive compensation can be found in the Compensation Discussion and Analysis section on pages 4 through 15. Additional processes and procedures include:

Meetings. The Compensation Committee meets several
times each year (five times in 2006). Compensation Committee agendas are established in consultation with the Compensation Committee Chairman and the Compensation Committee’s independent compensation consultant. The Compensation Committee typically meets in executive session during each meeting.

The Role
of Consultants. As explained in the Compensation Discussion and Analysis section, Frederic W. Cook & Co., Inc., a compensation consulting firm retained by management, annually compiles competitive compensation data regarding each element of compensation provided by our Company and by Peer Group companies and from surveys that include compensation data for other industrial companies of comparable size and complexity, and reviews our compensation practices in terms of competitiveness, appropriateness and alignment with our performance, as well as the proportions the Company allocates to each element. Annually, Frederic W. Cook & Co., Inc. also reviews the relative size and financial performance of the
Peer Group as compared to the Company, and provides its views on the ongoing appropriateness of the Peer Group.

The Compensation Committee has retained Mercer Human Resource Consulting as its compensation consultant to assist the Compensation Committee in evaluating executive compensation programs and in setting executive officers’ compensation. Although actuaries at a different branch of Mercer Human Resource Consulting provide computations for certain of the Company’s employee benefit plans, Mercer reports directly to the Compensation Committee on executive compensation matters and the Compensation Committee has the exclusive authority to retain Mercer, to determine its fees and to terminate Mercer. The Compensation Committee believes that the use of a separate consultant reporting directly to the Compensation Committee provides additional assurance that the Company’s executive compensation programs are reasonable and consistent with Company objectives.

Mercer regularly participates in Compensation Committee meetings, both with and without Company management, and advises the Compensation Committee with respect to compensation trends and best practices, plan design, and the reasonableness of individual compensation awards. In addition, as part of making the final determination of the Peer Group, the
Compensation Committee periodically will request a separate evaluation of the Peer Group by Mercer Human Resource Consulting.

The Role of Executive Officers. As described in the Compensation Discussion and Analysis section on pages 4 through 15, management recommends to the
Compensation Committee the Peer Group against which compensation opportunities will be benchmarked. In addition, the President and Chief Executive Officer gives the Compensation Committee a performance assessment for each of the other named executive officers. Those assessments are then considered by the Compensation Committee with the assistance of its compensation consultant in determining executive compensation. Mr. Milzcik and Mr. Arrington regularly attend Compensation
Committee meetings at the request of the Compensation Committee but are generally not present for the executive sessions or for any discussion of the individual components of their own compensation.

The Compensation and Management Development Committee members are:

Gary G. Benanav, Chairman

John W. Alden

George T.
Carpenter

Donald W. Griffin

Frank E. Grzelecki

The Corporate Governance Committee

The Corporate
Governance Committee makes recommendations concerning Board membership, functions and compensation. The Corporate Governance Committee serves as the nominating committee for the Board of Directors. The Corporate Governance Guidelines adopted by the
Board of Directors provide that nominees for Directors are to be selected based on, among other things, their character, wisdom, judgment, ability to make independent analytical inquiries, business experience and skills. In addition, consideration will be given to a nominee’s understanding of our business environment, time commitment, acumen and ability to act on behalf of the Company’s stockholders. The Committee utilizes a third party in connection with identifying and reviewing potential nominees to the Board of Directors. Upon request of the Committee, the third party will identify candidates based on criteria specified by the Committee, perform initial screenings of the candidates’ resumes, and conduct initial interviews. The Committee will, as stated in the Process and Procedure for Identifying Director Candidates adopted by the Committee, consider director candidates recommended by stockholders. If a stockholder recommends a candidate for nomination by the Corporate Governance Committee, the Committee would evaluate that candidate in the same manner as all other candidates to be potential nominees for director. Any stockholder wishing to submit such a recommendation should do so in writing addressed to:

Chairperson, Corporate Governance
Committee

c/o Signe S. Gates

Senior Vice President, General Counsel and Secretary

Barnes Group Inc.

123 Main Street

Bristol, CT
06010

In accordance with the Process and Procedure for Identifying Director Candidates,
recommendation letters must, at a minimum, provide the stockholder’s name, address, and number of shares owned (if the stockholder is not the registered holder of shares, a written statement from the record holder of shares (e.g., a broker or bank) verifying the stockholder’s beneficial ownership must be provided); the candidate’s biographical information, including name, residential and business addresses, telephone number, age, education, accomplishments, employment history (including positions held and current and former directorships); and the stockholder’s opinion as to whether the recommended candidate meets the definition of “independent” under the Company’s Corporate Governance Guidelines and is “financially literate” as contemplated by the New York Stock Exchange rules. The recommendation letter must also provide such other information, if any, that would be required to be disclosed with regard to a nominee for director in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the recommended candidate’s signed statement that he or she meets the qualifications of a director as described in the Process and Procedure for Identifying Director
Candidates; is willing to complete the questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected. Stockholder nominations must be made in accordance with the procedures set forth in the Company’s By-laws. A summary of these procedures is set forth below under the caption “Stockholder Proposals for 2008 Annual Meeting.”
The Corporate Governance Committee held three meetings in 2006.

The Corporate Governance
Committee members are:

John W. Alden, Chairman

Gary G. Benanav

George T. Carpenter

Mylle H. Mangum

The Audit Committee

The Audit Committee is responsible
for overseeing accounting policies and practices, financial reporting and the internal control structure. The Audit Committee held eight meetings in 2006.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that
Ms. Mangum, who qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines, is an audit committee financial expert.

The Audit Committee members are:

Mylle H. Mangum, Chairperson

Gary G. Benanav

William S.
Bristow, Jr.

Donald W. Griffin

Frank E. Grzelecki

William J. Morgan

AUDIT COMMITTEE REPORT

To Our Fellow Stockholders at
Barnes Group Inc.:

We, the members of the Audit Committee of the Board of
Directors, are independent directors, as defined by the New York Stock Exchange and the Company’s Corporate Governance Guidelines, and affirmatively determined by the Board of Directors. Management is responsible for the Company’s financial reporting process and internal controls. The responsibility of the Committee is to provide general oversight of the Company’s financial accounting, reporting and underlying internal controls. The Committee provides additional oversight of the Company’s Corporate Compliance Program. The Committee has the ultimate authority for the selection, evaluation, and retention of the independent registered public accountants (“independent auditors”).

The Audit Committee operates under a charter which was revised in 2006. A copy of the Committee’s revised charter was filed with the 2006 Proxy Statement. In 2006, the Committee operated in accordance with its charter. On February 15, 2007, the Audit Committee reviewed and reassessed the charter to ensure its adequacy and compliance with the rules of the Securities and Exchange Commission and the New York Stock Exchange in effect as of such date, and the Committee concluded that, subject to certain clarifying amendments, the charter was adequate and in full compliance with such rules.

During 2006, the Committee met eight times for the purpose of providing a forum for communication among the Directors, the Company’s independent auditors, PricewaterhouseCoopers LLP, the Company’s internal audit function, and corporate management. During these meetings, the Committee reviewed and discussed with management and PricewaterhouseCoopers various matters in accordance with the provisions of the Audit Committee Charter, including the interim and the audited financial statements of the Company. In addition, the Committee met privately at its regular meetings with both the independent auditors and the internal audit function, as well as with the Chief Financial Officer and the President and Chief Executive Officer, each of whom has unrestricted access to the Audit Committee. The
Committee was also advised, as contemplated by the Sarbanes-Oxley Act of 2002, of all critical accounting policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles and the treatment preferred by PricewaterhouseCoopers. In accordance with Statement of Auditing Standards No. 61, Communication with Audit Committees, the Committee discussed all required matters with PricewaterhouseCoopers, including the conduct of the audit of the Company’s financial statements.

In addition, the
Committee obtained formal, written disclosures from PricewaterhouseCoopers, including a letter affirming their independence as required by Independence Standards Board Standard No. 1. The information contained in this letter was discussed with
PricewaterhouseCoopers.

The Committee reviewed fees related to aggregate services
provided by PricewaterhouseCoopers for the year 2006, and concluded that the services rendered in 2006 that were neither audit nor audit-related did not impair the independence of PricewaterhouseCoopers.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of
Directors, and the Board has approved, inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Committee has also selected, for the stockholders’ ratification, PricewaterhouseCoopers as the Company’s independent auditors for 2007.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct an audit in accordance with the standards of the

Public Company Accounting Oversight Board. That is the responsibility of management and the Company’s independent auditors, respectively. In giving our recommendation to the Board, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and
(ii) the report of the Company’s independent auditors with respect to such financial statements.

Audit Committee

Mylle H. Mangum, Chairperson

Gary G. Benanav

William S. Bristow, Jr.

Donald W. Griffin

Frank E.
Grzelecki

William J. Morgan

PRINCIPAL ACCOUNTING FEES AND SERVICES

Fees Paid

Fees paid to PricewaterhouseCoopers LLP during
2006 and 2005 are set forth below:

2006

2005

Audit Fees[1]

$
2,380,212

$
1,857,892

Audit-Related Fees[2]

302,600

223,000

Tax Fees[3]

1,231,474

797,819

All Other Fees[4]

3,030

800,849

Total Fees

$
3,917,316

$
2,881,741

[1]

Audit Fees consist of fees for professional services provided in connection with the integrated audit of the Company’s financial statements and internal control over financial reporting, and review of financial statements included in Forms 10-Q, and includes services that generally only the external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

[2]
Audit-Related Fees consist primarily of fees for due diligence reviews related to acquisitions.

[3]
Tax Fees include fees for tax compliance, tax consulting and tax planning services.

[4]
All Other Fees are license fees for PricewaterhouseCoopers LLP’s publication, Comperio.

PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee
adopted the following policy:

Policy for Pre-Approval of

External Auditor Services

The Company shall engage external auditors for audit, audit-related, tax and other non-audit services in accordance with this policy and the procedures defined below. This policy shall not apply to any external auditor, whether or not registered with the Public Company Accounting Oversight Board, that has not prepared or issued, and is not reasonably expected in the foreseeable future to prepare or issue, any audit report or perform other audit, review or attest services for the Company or any of its subsidiaries.

•

Audit Services consist of services rendered by an external auditor for the audit of the Company’s annual consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under standards of the Public Company Accounting Oversight Board) and reviews of financial statements included in Form 10-Qs, and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

•

Audit-Related Services consist of assurance and related services (e.g., due diligence) by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

•

  Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance, tax consulting and tax planning.

•

Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

To establish compliance with applicable law and best practices, effective immediately, all services provided by an external auditor covered by this policy must be pre-approved by the Audit Committee of the Company’s Board of Directors, which is referred to as the “Audit Committee”, in accordance with the following procedures. The
Audit Committee does not delegate its responsibilities to pre-approve services performed by an external auditor, to management.

Procedure 1. Annually, not later than April 30, management shall present to the Audit Committee its best estimate of the particular services for Audit,
Audit-Related, Tax and Other Non-Audit Services, and the estimated fees therefor, to be performed by an external auditor during the audit engagement period for the then-current fiscal year. The external auditor shall provide such back-up documentation for each such service as the Audit Committee deems necessary or desirable to assess the impact of such service on the external auditor’s independence. Prior to the engagement of an external auditor for such services and except as provided by Procedure 2, the Audit Committee shall, by resolution, pre-approve each such service to a maximum amount of estimated fees therefor.

Procedure 2. For any Audit, Audit-Related, Tax or Other Non-Audit Service to be obtained by the Company from an external auditor and not pre-approved in accordance with Procedure 1, the Audit Committee Chairperson (the “Delegatee”), is authorized to approve prior to the engagement of the external auditor for such service, any such service and expenditures therefor to a maximum of $100,000; provided, that said Chairperson has been determined to be an independent director by the Board of Directors of the Company. The Chief Financial Officer
shall obtain written confirmation of any such pre-approval by the Delegatee and each such pre-approval by the Delegatee shall be reported to the Audit Committee at its next meeting.

Procedure 3. All Audit, Audit Related, Tax or Other Non-Audit Services to be obtained from an external auditor that are not pre-approved by the Audit Committee pursuant to Procedures 1 and 2 shall be pre-approved by resolution of the Audit Committee, prior to the engagement of the external auditor for such services. Further, any engagement for Tax and Other Non-Audit
Services that qualify for the SEC regulations’ “de minimis” exception (i.e., they were not recognized as being non-audit services at the time of the engagement and in the aggregate do not exceed the amount specified in SEC rules) to the pre-approval requirement of Procedures 1 and 2, shall be promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Delegatee prior to the completion of the annual audit of the Company’s consolidated financial statements.

Procedure 4. The Chief Financial Officer will
provide a quarterly report of external auditor services, by category, to the Audit Committee.

Procedure 5. This policy will be updated as requirements are further defined. The Audit Committee shall review this policy periodically, to assure its continued suitability to the needs of the Company.

Procedure 6. The external auditor appointed by the Audit Committee to audit and render its opinion of the Company’s annual consolidated financial statements is explicitly prohibited under current SEC regulations and the Sarbanes-Oxley Act from providing the following services:

•

Bookkeeping or other services related to the accounting records or financial statements.

•

Financial information systems design or implementation.

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

•

Actuarial services.

•

Internal audit outsourcing.

•

Management functions or human resources.

•

Broker or dealer, investment adviser, or investment banking.

•

Legal services and expert services unrelated to the audit.

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Prior to the engagement of any external auditor covered by this policy, such external auditor shall confirm that the services it proposes to provide are not prohibited by such law or regulations.

RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proxy Proposal 2)

The Board of Directors Recommends a Vote “For” this Proposal.

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended
December 31, 2007. Although not required by the Certificate of Incorporation or By-laws of the Company, the Company has determined to ask the stockholders to ratify the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the year 2007 for the Company.

A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement, if desired, and to be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

There were two late reports. One involved one transaction for Mr. J.R. Arrington and one involved one transaction for Mr. L.W. O’Brien.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholders wishing to submit proposals for inclusion in the Company’s proxy statement and form of proxy for the 2008 Annual Meeting of Stockholders must submit proposals to the Company at its address given above by December 12,
2007. Stockholders wishing to present proposals for a formal vote (other than proposals included in the Company’s proxy statement), or to nominate candidates for election as directors at a meeting of the Company’s stockholders, must do so in accordance with the Company’s By-laws. In order to be presented at the 2008 Annual Meeting, the By-laws provide that such stockholder proposals or nominations may be made only by a stockholder of record as of the date such notice is given and as of the date for determination of stockholders entitled to vote at such meeting, who shall have given notice of the proposed business or nomination which is received by us between January 10, 2008 and February 9, 2008. The notice must contain, among other things, the name and address of the stockholder, a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting the business at the Annual Meeting, and the stockholder’s ownership of the Company’s capital stock. In the case of nominations, the notice must contain the background and stock ownership information with respect to each nominee. Stockholders may obtain a copy of the relevant provisions of the By-laws by writing to the Secretary of the Company at the address given above. Proposals received after February 9, 2008 will not be considered “timely” for the purpose of determining whether we may use discretionary authority to ask stockholders to vote on any such proposals.

GENERAL

The cost of solicitation of proxies will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company’s officers and employees personally or by telephone, facsimile, Internet or telegram without additional compensation. The Company may also reimburse brokers, dealers, banks, voting trustees or their nominees for their reasonable expenses in sending proxies, proxy material and annual reports to beneficial owners. The Company has retained The
Altman Group, Inc., 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071 to aid in the solicitation of proxies. The Altman Group will solicit proxies by personal interview, telephone, facsimile and mail, and may request brokerage houses and other nominees and fiduciaries or custodians to forward soliciting materials to beneficial owners of the Company’s stock. For these services, the Company will pay a fee of approximately $7,000 plus out-of-pocket expenses.

The Company had outstanding 52,727,410 shares of Common Stock as of March 13, 2007, each of which is entitled to one vote. Only holders of record at the close of business on March 13, 2007 will be entitled to vote.

Under applicable Delaware law, abstentions and broker non-votes are treated as present at the meeting for purposes of determining a quorum. Abstention and broker non-votes will not have an effect on the outcome of the vote for directors.

We will provide without charge upon written request from a stockholder, a copy of the Company’s Annual Report on Form 10-K, including financial statements and the financial statement schedules for the year ended December 31, 2006. Any such request should be sent to: Secretary, Barnes Group Inc., 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011-0489.

We have posted on our Internet website and will make available in print to any stockholder who makes a request, our Corporate Governance Guidelines, our Code of Business Ethics and Conduct and the charters of the Audit Committee, Compensation and Management Development Committee and Corporate Governance Committee. Our Internet
website address is www.barnesgroupinc.com.

If a nominee for director should
become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the persons nominated will be unable to serve if elected. The
Board of Directors does not know of any matters to be presented for consideration at the meeting other than the matters described in Proposals 1 and 2 of the Notice of Annual Meeting. However, if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. All shares represented by the accompanying proxy, if the proxy is given prior to the meeting, will be voted in the manner specified therein.

By order of the Board of Directors.

Signe S. Gates

Secretary

April 10,
2007

Barnes Group Inc.

Executive Office

123 Main Street

Post Office Box 489

Bristol, Connecticut 06011-0489 U.S.A.

2007 BARNES GROUP INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 9, 2007—11:00 a.m. SHERATON BRADLEY INTERNATIONAL HOTEL

WINDSOR LOCKS, CT 06096

The undersigned stockholder(s) of Barnes Group Inc. hereby appoints Signe S. Gates and Monique B. Marchetti, each with the power to appoint her substitute, as the undersigned’s proxies and attorneys-in-fact, to vote all the shares of common stock covered by this proxy at the Annual Meeting of Stockholders on May 9, 2007, or at any adjournment thereof, upon the matters set forth in the Notice of such meeting with all the powers the undersigned would possess if personally present. Either person is individually authorized to vote as specified on proposals 1 and 2, and otherwise in her discretion.

This card
also provides confidential voting instructions to the Trustee for shares held in the Barnes Group Inc. Retirement Savings Plan. If you are a participant and have shares of Barnes Group Inc. common stock allocated to your account under this plan, please read the following as to the voting of such shares. If you do not provide voting instructions to the Trustee by May 6, 2007, the shares allocated to your account will not be voted.

Trustee’s Authorization: The undersigned authorizes Fidelity Management Trust Company, as Trustee of the Barnes Group Inc. Retirement Savings Plan,
to vote all shares of the common stock of the Company allocated to the undersigned’s account under such plan at the Annual Meeting of Stockholders or at any adjournment thereof, in accordance with the instructions on the reverse side.

THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

Ù FOLD AND DETACH HERE Ù

YOUR VOTE IS IMPORTANT!

For your convenience, you can vote your shares in one of three ways:

1.
Vote By Internet: http://www.proxyvoting.com/b: Use the Internet to vote your proxy and help to reduce the Company’s costs. Have your proxy card in hand when you access the web site.

OR

2.
Vote By Telephone: If you are a resident of the U.S.A. or Canada and have a touch-tone telephone, you can call the proxy tabulator, Mellon Investor Services LLC, at the toll-free telephone number: 1-866-540-5760 and follow the instructions found on the reverse side of this card on how to vote your shares. There will be no charge to you for the call. If you are not a resident of the U.S.A. or Canada or do not have a touch-tone telephone, please vote by Internet or by mailing your proxy. Please note that voting by telephone, rather than by mail, will help to reduce the Company’s costs.

OR

3.
Vote By Mail: Mark, sign and date your proxy and return it promptly in the enclosed envelope. Please sign exactly as the name(s) appears on the reverse side. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, general partners and other persons acting in a representative capacity should add their complete titles.
When a corporation gives the proxy, an authorized officer should sign.

THANK YOU FOR VOTING

2007 BARNES GROUP INC. PROXY

Please Mark Here for Address Change or Comments

☐

SEE REVERSE SIDE

The Board of Directors unanimously recommends a vote FOR the following nominees:

FOR

AGAINST

ABSTAIN

1. ELECTION OF DIRECTORS FOR A THREE-YEAR TERM

2.

RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

☐

☐

☐

(01) John W. Alden

(02) George T. Carpenter

  FOR the nominees listed to the left (except as marked to the contrary) ☐

WITHHOLD AUTHORITY to vote for the nominees listed to the left ☐

  (03) Frank E. Grzelecki   (04) William J.
Morgan

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

This proxy is solicited by the Board of Directors. This proxy will be voted in the manner specified herein by the undersigned stockholder(s). Unless otherwise directed, this proxy shall be voted for proposals 1 and 2.

I plan to attend the meeting.

☐

Signature

Signature

Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

Ù FOLD AND DETACH HERE Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR

TELEPHONE VOTING,

BOTH ARE AVAILABLE
24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET

TELEPHONE

  http://www.proxyvoting.com/b   Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.